UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Overstock.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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overstock™

2021
Notice of Annual Meeting and Proxy Statement

799 W. Coliseum Way

Midvale, Utah 84047

Notice of Annual Meeting of Stockholders

To Be Held at 1:00 p.m. Mountain Time on May 13, 2021

Dear Fellow Stockholders:

We cordially invite you to attend the 2021 Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”) at 1:00 p.m. Mountain Time on May 13, 2021. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, stockholders, and our community, the meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The meeting can be accessed by visiting http://www.meetingcenter.io/252579421 and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you).

At the meeting, holders of our common stock, our Digital Voting Series A-1 Preferred Stock, and our Voting Series B Preferred Stock (collectively, our “Voting Shares”) will vote on the following matters:

1.

The election of two Class I directors of the Company, each to serve a term of three years. The Company’s Board of Directors intends to present Barclay F. Corbus and Jonathan E. Johnson III for election to the Board;

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	The approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan.

Stockholders will also consider and act upon any other matter properly coming before the Annual Meeting.

Following the meeting, we will discuss our business and answer appropriate questions.

Holders of record of shares of our Voting Shares at the close of business on March 15, 2021 are entitled to vote at the meeting and any postponements or adjournments. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to virtually attend the meeting. We encourage you to vote via the internet or by telephone. If you received a printed set of proxy materials, you also have the option of voting by completing, signing, dating and returning the proxy card that accompanied the printed materials. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote at the meeting if you decide to virtually attend it.

We are mailing to some of our stockholders a notice of internet availability of proxy materials instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”). The notice contains instructions on how to access those documents via the internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2020 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.

By Order of the Board of Directors,	Jonathan E. Johnson III Director & Chief Executive Officer
Allison H. Abraham Chairwoman of the Board

Midvale, Utah

March 25, 2021

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 13, 2021.

The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://www.overstock.com/proxy.

Whether or not you plan to virtually attend the meeting, please vote via the internet or by phone or, if you received a copy of the proxy materials by mail, by completing, signing, dating and returning the accompanying Proxy Card in the enclosed self-addressed, stamped envelope.

Overstock.com, Inc.

799 W. Coliseum Way

Midvale, Utah 84047

Proxy Statement

Annual Meeting of Stockholders

To Be Held at 1:00 p.m. Mountain Time on May 13, 2021

General

Our Board of Directors (the “Board”) is soliciting proxies for the 2021 Annual Meeting of Stockholders of Overstock.com, Inc. (“Overstock,” the “Company,” “we” or “our”), which will be held at 1:00 p.m. Mountain Time on May 13, 2021. The meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The meeting can be accessed by visiting http://www.meetingcenter.io/252579421, entering your control number (which can be found on your proxy card or notice of internet availability mailed to you). This proxy statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

We have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, a notice of internet availability of proxy materials has been mailed to the majority of our stockholders, while other stockholders have instead received paper copies of the proxy materials accessible via the internet. Stockholders who received the notice of internet availability of proxy materials have the ability to access the proxy materials at http://www.overstock.com/proxy or request that a printed set of the proxy materials be sent to them by following the instructions set forth on the notice of internet availability of proxy materials.

Please visit http://www.overstock.com/proxy for details on how to instruct us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the proxy materials you need in a timelier manner, will save us the cost of printing and mailing documents to you, and be more environmentally responsible.

Our principal offices are located at 799 W. Coliseum Way, Midvale, Utah 84047, and our telephone number is (801) 947-3100.

Record Date and Voting Securities

The Board set March 15, 2021 as the record date for the meeting. Stockholders who owned shares of our common stock, our Digital Voting Series A-1 Preferred Stock (“Series A-1 Preferred Stock”), and our Voting Series B Preferred Stock (“Series B Preferred Stock” and, together with the common stock and Series A-1 Preferred Stock, collectively, our “Voting Shares”) at the close of business on that date are entitled to virtually attend and vote at the meeting. Each Voting Share is entitled to one vote. There were 47,559,806 Voting Shares outstanding on the record date. A majority of the outstanding Voting Shares present at the meeting or by proxy will constitute a quorum for the transaction of business.

If you were a stockholder as of the close of business on the record date and have a control number, you may vote at and ask questions during the meeting by following the instructions available on the virtual meeting website. You may still submit your vote in advance of the meeting via the internet or by telephone or proxy card, as instructed in the Proxy Statement and notice of internet availability. If you do not have your control number, you may attend the Annual Meeting as a guest (non-stockholder), but you will not have the option to vote your shares or ask questions during the virtual meeting.

Attendance and Participation

To access the virtual meeting please visit http://www.meetingcenter.io/252579421. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder”. If you join as a “Stockholder” you will be required to enter (i) a control number and (ii) a password. Your control number can be found on your proxy card, voter instruction form (VIF), or notice of internet availability mailed to you. The password for the virtual meeting is OSTK2021. Closed captioning will be provided for the duration of the virtual meeting. The list of our stockholders entitled to vote at the Annual Meeting will be available for viewing by stockholders during the Annual Meeting for any purpose germane to the meeting by accessing the virtual meeting website at http://www.meetingcenter.io/252579421. An audio replay of the virtual meeting will be available at http://investors.overstock.com within three days of the meeting date.

If you encounter any technical difficulties with the virtual meeting website on the meeting day during either the check-in or the meeting itself, please call the technical support number at (781) 575-2748 or toll-free at (888) 724-2416. The technical support number will also be posted on the virtual meeting website.

Proxy Materials

Voting materials, which include this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), are first being sent or made available to stockholders on or about March 25, 2021.

The date of this Proxy Statement is March 25, 2021.

2021 Proxy Statement | i

Questions and Answers about the Annual Meeting and Procedural Matters

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the meeting notice provided with this proxy statement, including:

•	the election of two Class I directors;

•	the ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for 2021; and

•	the approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan.

Who can vote at the Annual Meeting?

Stockholders of record who owned Voting Shares at the close of business on March 15, 2021 (the “Record Date”) may virtually attend and vote at the Annual Meeting. Holders of the Voting Shares are entitled to cast one vote for each share of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock held by them on the record date. There were 47,559,806 Voting Shares outstanding at the close of business on the Record Date.

What are the recommendations of the Board?

Overstock’s Board unanimously recommends votes:

“FOR” the election of each of the nominated directors named in this proxy statement (see proposal 1);

“FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (see proposal 2); and

“FOR” the approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan (see proposal 3).

What is a quorum?

The presence virtually or by proxy of the holders of a majority of the Voting Shares outstanding on the Record Date will be necessary to constitute a quorum for the Annual Meeting. A quorum is necessary to transact business at the meeting. Voting Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum. The inspector of election will tabulate the proxies and votes cast prior to the meeting and at the meeting to determine whether a quorum is present.

How do I vote?

You may submit your proxy to have your shares voted via the internet, by telephone or virtually at the annual meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail or virtually attending the meeting and following the instructions available on the virtual meeting website. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

“FOR” the election of each of the nominated directors named in proposal 1;

“FOR” the ratification of KPMG LLP as our independent registered public accounting firm in proposal 2; and

2021 Proxy Statement | 1

Questions and Answers about the Annual Meeting and Procedural Matters

“FOR” the approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan in proposal 3.

If you are a “street name” stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted except on proposal 2. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot virtually at the meeting.

If you hold Voting Shares in a retirement or savings plan or other similar plan, you may submit your vote via the internet or by telephone or by means of the direction on the proxy card. The trustee or administrator of the plan will vote according to your directions and the rules of the plan.

How can I attend the meeting with the ability to ask a question and/or vote?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”). No physical meeting will be held. As a Registered Holder, you will be able to attend the Annual Meeting online, ask a question and vote by visiting http://www.meetingcenter.io/252579421 and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials. The password for the meeting, if requested, is OSTK2021.

If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

1)	Registration in Advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Overstock.com holdings along with your name and email address to Computershare.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 3:00 p.m., Mountain Time, on May 3rd, 2021. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:       Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com.

By mail:         Computershare

                      Overstock.com Legal Proxy

                      P.O. Box 43001

                      Providence, RI 02940-3001

2)	Register at the Annual Meeting

Beneficial Holder Access to Virtual Meetings 2021 Proxy Season

For the 2021 proxy season, an industry solution has been agreed upon to allow Beneficial Holders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Holders only, and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability

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Questions and Answers about the Annual Meeting and Procedural Matters to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. Beneficial Holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use the traditional, paper-based option.

In any event, please go to http://www.meetingcenter.io/252579421 for more information on the available options and registration instructions.

The online meeting will begin promptly at 1:00 p.m. Mountain Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Do I need to register to attend the meeting virtually?

Registration is only required if you are a Beneficial Holder, as set forth above.

How can I vote online at the meeting?

If you are a Registered Holder follow the instructions on the notice, email, or proxy card that you received to access the meeting.

If you are a Beneficial Holder, please see the registration options set forth in numbers (1) and (2) above.

Online voting will be available during the meeting.

Why are you holding a virtual meeting instead of a physical meeting?

We are pleased to embrace the latest technology to provide expanded access and improved communication for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access. We also believe holding a virtual meeting this year will help safeguard the health of all meeting participants in view of the concerns regarding the ongoing coronavirus pandemic.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.

What happens if a nominee is unable to stand for election?

The Nominating and Corporate Governance Committee of the Board of Directors may select a substitute nominee. In that case, if you have submitted your proxy via the internet or by telephone or completed and returned your proxy card or voting instruction card, the proxy holders will have the discretion to vote your shares for the substitute nominee. They cannot vote for more than the two Class I nominees.

Can I vote via the internet or by telephone?

You may submit your vote via the internet or by telephone by following the instructions contained in the notice of internet availability of proxy materials. If you received a printed set of proxy materials, you may submit your vote via the internet or by telephone by following the instructions contained on the proxy card that accompanied the printed materials.

2021 Proxy Statement | 3

Questions and Answers about the Annual Meeting and Procedural Matters

If you are a registered stockholder, the deadline for submitting your vote by telephone or via the internet is 11:59 p.m. Eastern Time on May 12, 2021. If you are a participant in the Overstock 401(k) plan, the deadline for submitting your voting directions by telephone or via the internet is 11:59 p.m. Eastern Time on May 10, 2021.

Can I change my vote or revoke my proxy?

Subject to the deadlines set forth in the paragraph above, you may change your vote at any time before such deadline by re-submitting your vote via the internet or by telephone or by virtually attending the annual meeting and filling out an online ballot.

If you have delivered a proxy, you may revoke your proxy at any time before your shares are voted by filing with our corporate Secretary a written notice of revocation at our Company headquarters at the address shown on the first page of this proxy statement. The revocation must be received prior to the time your shares are voted. At the meeting, you also may revoke your proxy by voting via online ballot at the virtual stockholder meeting. Your virtual attendance at the meeting will not by itself revoke your proxy.

If your shares are held in “street name” or you are a participant in the Overstock 401(k) plan, please contact your broker, nominee, trustee or administrator to determine whether and how you will be able to revoke or change your vote.

Why did I receive a notice of internet availability of proxy materials instead of a full set of the proxy materials?

In an effort to be environmentally conscious, and in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) which allow companies to furnish their proxy materials via the internet, we sent some of our stockholders a notice of internet availability of proxy materials for this year’s annual meeting of stockholders. Other stockholders were instead sent paper copies of the proxy materials accessible via the internet. Instructions on how to access the proxy materials via the internet or to request a paper copy can be found in the notice of internet availability of proxy materials. In addition, stockholders may request proxy materials in printed form, by mail or electronically by e-mail on an ongoing basis by submitting a request to us at http://www.overstock.com/proxy. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Can I vote my shares by filling out and returning the notice of internet availability of proxy materials?

No, but the notice of internet availability of proxy materials provides instructions on how to vote your shares.

What is the voting requirement to approve each of the proposals?

Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Annual Meeting of Stockholders require the votes described below to be approved.

Proposal 1—Election of Directors—Directors to our Board are elected by a plurality of the votes cast by the holders of Voting Shares, meaning that the nominee(s) for the applicable election receiving the highest number of Voting Shares voted “for” their election will be elected as members of the Board of Directors. This year, such nominees would be elected as Class I members of the Board of Directors. If any nominee for director fails to receive a greater number of “for” votes than “withheld” votes or instructions, our director resignation policy requires the person to tender his or her resignation to the Chairperson of the Board within five business days following certification of the vote. See “The Board—Director Resignation Policy.”

With respect to the election of directors, you may vote “for” or “withhold” authority to vote for either nominee for election. If you “withhold” authority to vote with respect to either director nominee, your vote will have no effect on the election of such nominee. Broker non-votes also will have no effect on the election of directors. There is no cumulative voting in the election of directors.

4 | 2021 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters

Proposal 2—Ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm—the affirmative vote of the holders of a majority of the shares of Voting Shares present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of the Voting Shares present virtually or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

Proposal 3—Adoption of an Employee Stock Purchase Plan—the affirmative vote of the holders of a majority of the shares of Voting Shares present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the Voting Shares present virtually or represented by proxy and voting at the meeting. However, abstentions and broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum. Executive officers have a financial interest in this proposal because they are eligible to participate in the Employee Stock Purchase Plan.

What are Broker Non-Votes?

Stockholders who hold their shares through a broker or other nominee (in “street name”) must provide specific instructions to their brokers or other nominee as to how to vote their shares, in the manner prescribed by their broker or other nominee. In the absence of instructions, brokers and nominees typically have the discretion to vote such shares on routine matters, namely the ratification of the appointment of auditors, but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker non-vote” occurs.

Which proposals are considered “routine” or “non-routine”?

Proposal 2 (the proposed ratification of our independent registered public accounting firm) is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2. Proposals 1 and 3 are considered non-routine.

How many shares of Voting Shares are outstanding and entitled to vote at the meeting?

At the Record Date, a total of 47,559,806 Voting Shares were outstanding and entitled to vote at the meeting, consisting of 4,203,576 shares of Series A-1 Preferred Stock, 356,713 shares of Series B Preferred Stock, and 42,999,517 shares of common stock.

Are any shares entitled to a class vote on any of the proposals to be considered at the meeting?

No shares of any class are entitled to a class vote on any of the proposals.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

The affirmative vote of the holders of a majority of the Voting Shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve any other matters that may properly come before the meeting, unless a different vote is required by law, by our Certificate of Incorporation or by our bylaws.

2021 Proxy Statement | 5

Questions and Answers about the Annual Meeting and Procedural Matters

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the meeting, and will file a Form 8-K with the SEC reporting the results within four business days after the date of the meeting. You can get a copy of that Form 8-K by e-mailing Overstock Investor Relations at ir@overstock.com or through the EDGAR system at https://www.sec.gov. You can also get a copy from our website at http://investors.overstock.com/financial-information/sec-filings.

Who pays for the proxy solicitation process?

The solicitation is made on behalf of the Company and its Board of Directors. We will pay the costs of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail, we will request brokers, banks and other nominees to solicit their customers who hold shares of Overstock common stock, Series A-1 Preferred Stock, or Series B Preferred Stock in street name. We may reimburse such brokers, banks, and nominees for their reasonable out-of-pocket expenses. We may also use the services of our officers, directors, and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable out-of-pocket expenses. We intend to use the services of Georgeson Inc. in connection with the meeting and anticipate that the costs of such services will be approximately $11,000 plus reimbursement for reasonable out-of-pocket expenses.

How can I get an additional copy of the proxy materials?

If you would like an additional copy of this proxy statement or our 2020 Form 10-K, these documents are available in digital form for download or review at http://www.overstock.com/proxy. Alternatively, we will promptly send a copy to you at no charge upon request by mail to Overstock.com, Inc., Attention: Investor Relations, 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.

Who can help answer my questions?

If you have questions about voting or the proposals described in this Proxy Statement, please call Georgeson Inc., our proxy solicitor, toll-free at (866) 432-2791.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 13, 2021.

The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://www.overstock.com/proxy.

6 | 2021 Proxy Statement

Proposals to be Voted on:

Proposal 1—Election of Directors

Nominees

The nominees for election this year as Class I directors, each for a three-year term ending in 2024, are Barclay F. Corbus and Jonathan E. Johnson III.

Mr. Barclay F. Corbus has served as a director of Overstock since March 2007. He is a member of the Nominating and Corporate Governance Committee and is the Chairman of the Compensation Committee. Mr. Corbus assists with overseeing our policies and practices that promote diversity and inclusion, health, safety, environmental, product stewardship and sustainability. He is also on the Board of Directors of tZERO Group, Inc. (“tZERO”) and Medici Ventures, Inc. (“Medici Ventures”). Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp., a provider of renewable fuel for vehicles, with responsibility for strategic development and renewable fuel project development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a Bachelor of Arts Degree in Government and has a Master’s Degree of Business Administration in Finance from Columbia Business School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Corbus should serve as a director in light of our business and structure were his substantial experience in finance, management, and strategic planning, as well as his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

Mr. Jonathan E. Johnson III joined Overstock in September 2002 and has served as a Director since May 2013. Mr. Johnson currently serves as Chief Executive Officer of Overstock and President of Medici Ventures. He is also on the Board of Directors of Medici Ventures, is Chairman of the Board of Directors of tZERO, and serves on the Board of Directors of the following Medici Ventures portfolio companies: Bitt, FinClusive, GrainChain, PeerNova, Medici Land Governance, Inc. “MLG”), and Voatz. He served as our President from July 2008 to February 2013, as our Interim Chief Executive Officer from February 2013 to April 2013, as Executive Vice Chairman of the Board and Corporate Secretary from April 2013 to April 2014, and as Chairman of the Board of Directors from May 2014 through May 2017. Prior to his service as our President, Mr. Johnson served as our General Counsel and as our Vice President, Strategic Projects and Legal, and Senior Vice President, Corporate Affairs and Legal. Mr. Johnson holds a Bachelor’s Degree in Japanese from Brigham Young University, studied for a year at Osaka University of Foreign Studies in Japan, and received his law degree from the J. Reuben Clark Law School at Brigham Young University. Mr. Johnson serves on the Board of Silicon Slopes, the Board of Trustees of the Libertas Institute, and the Board of Trustees of the Hale Center Theatre. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Johnson should serve as a director in light of our business and structure were his experience as our General Counsel, as our Vice President, Strategic Projects and Legal, as our Senior Vice President, Corporate Affairs, as our President, as our Interim Chief Executive Officer, and as our Chief Executive Officer.

Each of Barclay F. Corbus and Jonathan E. Johnson III has consented to serve a three-year term. For additional information about each nominee, see “The Board—Information Regarding the Director Nominee and Other Directors.”

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” each nominee.

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Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Proposed Ratification of Appointment of KPMG LLP

The Audit Committee of the Board of Directors has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021 and the effectiveness of our internal control over financial reporting as of December 31, 2021. KPMG LLP has served as our independent registered public accounting firm since December 2009. Although ratification of the Audit Committee’s selection of KPMG LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the stockholders ratify the selection of KPMG LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace KPMG LLP with a different independent registered public accounting firm at any time if the Audit Committee determines that it is in the best interests of the Company and the stockholders to do so. Representatives of KPMG LLP are expected to virtually attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

Audit Fees

KPMG LLP was engaged as our independent registered public accounting firm to audit our financial statements for the years ended December 31, 2020 and 2019, to audit the effectiveness of our internal control over financial reporting as of December 31, 2020 and 2019, to review our 2020 and 2019 interim financial statements, to perform services in connection with our registration statements and SEC comment letter responses, to perform audits of certain subsidiaries in connection with statutory or regulatory filings, and to perform certain accounting consultation services. The aggregate audit fees KPMG LLP billed us for professional services were $2,909,146 in 2020 and $2,456,175 in 2019. All audit fees and other fees were pre-approved by the Audit Committee.

Audit-Related Fees

KPMG LLP billed us $32,404 in 2020 and $35,000 in 2019 for the audits of our 401(k) employee benefit plan and other accounting consultation services.

Tax Fees

KPMG LLP billed us $40,802 in 2020 and $73,100 in 2019 for professional services rendered in connection with tax advice.

All Other Fees

KPMG LLP billed us $2,500 in 2020 and $2,500 in 2019 for a subscription to KPMG Accounting Research Online.

Auditor Independence

The Audit Committee has considered the role of KPMG LLP in providing us with the services described above, and has concluded that those services were compatible with the independence of KPMG LLP from management and from the Company.

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Proposal 2

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

General

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which all services to be performed by the independent registered public accounting firm are required to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.

The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services

The annual audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required interim reviews performed in accordance with applicable standards) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our consolidated financial statements as well as annual financial statement audits of certain subsidiaries in connection with statutory or regulatory filings. Audit services also include the attestation engagement for the independent registered public accounting firm’s audit of the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific audit services outside the engagement scope.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval for audit-related services.

Tax Services

Under the Policy, the Audit Committee may grant general pre-approval for specific tax compliance, planning and advice services to be provided by the independent registered public accounting firm, that the Audit Committee has reviewed and believes would not impair the independence of the independent registered public accounting firm, and that are consistent with the SEC’s rules on auditor independence. Tax services to be performed by our independent registered public accounting firm must be specifically approved by the Audit Committee.

All Other Services

Under the Policy, the Audit Committee may grant pre-approval for specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the

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Proposal 2

independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.

Procedures

Under the Policy, each year the Chief Financial Officer and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to pre-approval. This schedule provides a description of each type of service that is subject to pre-approval and, where possible, provides projected fees (or a range of projected fees) for each service. The Audit Committee reviews and approves the types of services and reviews the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule are subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.

Recommendation of the Board of Directors

The Audit Committee and the Board of Directors unanimously recommend that the stockholders vote “FOR” Proposal 2—Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2021.

10 | 2021 Proxy Statement

Proposal 3—Approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 3— Approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan (“ESPP”).

At the annual meeting, our stockholders will be asked to approve the Overstock.com, Inc. 2021 ESPP. If approved by stockholders, the ESPP will allow our employees to acquire an ownership interest in the Company and is intended to motivate them to contribute to the growth and profitability of the Company.

In February 2021, our Board of Directors (the “Board”) approved, and submits for your approval, the ESPP, which permits up to three million (3,000,000) shares of our common stock to be issued under the ESPP.

Summary of the ESPP

Following is a summary of the principal features of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan (“ESPP”). This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the ESPP, a copy of which is attached as Annex A.

General. The ESPP advances the interests of the Company and our stockholders by providing an investment benefit for our employees as part of our total compensation program that is necessary in today’s competitive labor market to attract, reward and retain highly qualified employees. The ESPP allows us to achieve this purpose by providing our employees the ability to make a direct investment in our company, thereby aligning their interests with those of our stockholders. Our ESPP generally allows employees to purchase shares of our common stock at 85% of the lesser of the fair market value at the start of the offering period and the fair market value on the date of the purchase.

Eligibility. Any regular employee of the Company or of any participating subsidiary may participate in the ESPP, as long as the employee (i) enrolls prior to the beginning of an offering period and (ii) is customarily employed for at least 20 hours per week and more than five months each year, unless otherwise required by local law. No employee may be granted a right to purchase shares under the ESPP if, immediately after such grant, the employee would own stock or hold options to purchase our common stock in an amount equal to 5% or more of the total combined voting power or value of all classes of our stock. As of March 15, 2021, approximately 1,544 employees would be eligible to participate in the ESPP.

Shares Subject to ESPP. The maximum aggregate number of shares of our common stock that may be issued under the ESPP is three million (3,000,000). Shares issued under the ESPP may be authorized but unissued or treasury shares of Company common stock or any combination thereof. The closing market price of our common stock on March 15, 2021 was $76.53.

Offering Periods; Purchase of Shares. The ESPP permits eligible employees to purchase shares of our common stock through payroll withholding. Subject to the terms of the ESPP, each offering period commencing under the ESPP will be approximately 24 months in duration and will be divided into four consecutive six-month purchase periods. In no event may an offering period exceed 27 months.

Offering periods will generally commence March 1 and September 1 of each year. Our Board, however, has discretion to change the timing and duration of offering periods and currently intends to have an offering period commence shortly after the Annual Meeting if stockholders approve the ESPP.

Purchase periods generally will begin on March 1 and September 1 and generally will end six months thereafter. The timing and duration of purchase periods may be changed by our Board from time to time. At the end of each purchase period, shares are purchased based on payroll deductions accumulated during that period, not to exceed 25% of a participating employee’s compensation.

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Proposal 3

The purchase price per share at which the shares of common stock are sold under the ESPP generally will be equal to 85% of the lesser of the fair market value of our common stock on (i) the first day of the offering period or (ii) the purchase date. If the fair market value of the shares at the end of a purchase period of an offering period (other than the final purchase period of any offering period) is less than the fair market value of the shares on the first day of such offering, then every participant in the offering will automatically (i) be withdrawn from the offering at the close of such purchase period and (ii) be enrolled in a new offering commencing on the first business day subsequent to the end of such purchase period. While an employee may only participate in one offering period at a time, this feature of the ESPP gives the employees the benefit of a new two-year offering period at a lower purchase price if the fair market value of our common stock declines between the commencement of an offering period and one of the first three purchase dates.

No participant may purchase shares through the ESPP having a fair market value exceeding $25,000 in any calendar year or such other limit as may be imposed by Section 423 of the Internal Revenue Code.

Participation and Withdrawal from the ESPP. Enrolled employees will automatically participate in the next offering period, provided the employee has not withdrawn from the ESPP, continues to meet the eligibility requirements, and has not terminated employment with us. A participant may withdraw from an offering period at any time without affecting his/her eligibility to participate in future offerings. During an offering period, a participant may elect to decrease the rate of, or stop, deductions at any time. Increases to payroll deductions generally may be made only as to future offering periods.

Termination of Employment. Purchase rights granted pursuant to any offering under the ESPP will terminate immediately upon cessation of employment for any reason, and we will refund all accumulated payroll deductions to the terminated employee without interest (unless required by applicable law).

Restrictions on Transfer. Purchase rights granted under the ESPP are not transferable, other than by will or the laws of descent and distribution, and may be exercised only by the employee during his or her lifetime.

Changes in Capitalization. In the event that there is any change to our outstanding common stock (such as a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or other change in our capital structure, or in the event of any merger, sale of assets or other reorganization in which the Company is a party), appropriate adjustments will be made to the class and number of shares of common stock subject to the ESPP and each outstanding purchase right and the per share purchase price. The Board’s determination as to any adjustments of the purchase rights in the case of any such change or event will be final, binding, and conclusive.

Effect of a Change of Control. In the event of a change of control, any surviving or acquiring corporation (or its parent company) must assume the purchase rights for those outstanding under the ESPP. If the surviving or acquiring corporation (or its parent company) does not assume such rights, then the Board may, prior to the change of control either (i) accelerate the next purchase date in the then-current purchase period to a date specified by the Board that occurs before the change of control or (ii) refund to employees’ accumulated payroll deductions.

A change of control means the occurrence of any of the following events:

•	any person becoming the beneficial owner of at least 50% of our outstanding voting power,

•	a sale or other disposition of all or substantially all of our assets,

•

a change in a majority of our Board (other than directors that are serving on the Board on the date of stockholder approval of the ESPP or have been elected or nominated by a majority the Board to serve on the Board) over any one-year period, or

•	a merger or consolidation in which we are a party where there is a change in ownership of at least a majority of our voting stock.

Administration. The ESPP will be administered by the Board and the Compensation Committee. The Board has the right to determine all questions of interpretation under the ESPP and its determinations are final, binding, and conclusive. The Board may make non-uniform determinations and treat different employees differently subject to the requirements of law. In exercising this authority, no member of the Board or the Compensation Committee or officers of Overstock administering the ESPP will have any liability for any action taken or omitted to be taken in good faith and will be indemnified and held harmless by Overstock for any action taken or omitted to be taken in good faith. This

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Proposal 3

means that no person, including Overstock employees or stockholders, may hold the members of the Board or the Compensation Committee or officers of Overstock administering the ESPP personally liable for their good faith actions or omissions taken under the ESPP.

Rights of Stockholders; Arbitration. No employee will have any rights as a stockholder of Overstock until shares of common stock are delivered to the employee as provided in the ESPP.

The ESPP requires that any dispute, controversy, or claim relating to the ESPP must be submitted to binding arbitration.

Termination or Amendment. The Board may at any time amend or terminate the ESPP, except that stockholder approval is required to increase the number of shares authorized for issuance under the ESPP, change the class of corporations that may be designated as participating companies in the ESPP, or comply with applicable law, regulation or rule. No amendment to the ESPP may adversely affect the purchase rights previously granted a participant under the ESPP, except as required by law or regulation. Unless sooner terminated by the Board, the ESPP will terminate on the date all shares available for issuance under the ESPP have been issued.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on an employee’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code for U.S. taxpayers. Shares under the ESPP are purchased using after-tax employee contributions. A participant recognizes no taxable income either as a result of commencing participation in the ESPP or purchasing shares of our common stock under the terms of the ESPP. Upon the sale or disposition of shares of common stock purchased under the ESPP, a participant will generally be subject to tax in an amount that depends upon the participant’s holding period with respect to such shares.

If a participant does not hold shares purchased under the ESPP for more than two years from the first day of the applicable offering period and more than one year from the date of purchase (which is the last business day of a purchase period) (a “disqualifying disposition”), the participant will recognize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than one year; otherwise it will be short-term.

If the participant disposes of shares purchased under the ESPP more than two years after the first day of the applicable offering period and more than one year after the date of purchase, the participant will recognize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

The Company is generally entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition. In all other cases, no deduction is allowed by us.

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

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Other Business

The Board knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, the proxy holders will vote, or otherwise act, to the extent they are legally permitted to do so, on your behalf in accordance with instructions from the Board or the Nominating and Corporate Governance Committee (or, in the absence of instructions from the Board and the Committee, their) judgment on such matters.

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Corporate Governance

General

We are committed to strong corporate governance principles. Effective governance protects the long-term interests of our stockholders, promotes public trust in the Company, and strengthens management accountability.

Corporate Social Responsibility

Our approach to corporate social responsibility is based on the foundational belief in the interconnection of our long-term business success and the strength of our communities and world. Since our Company’s founding in 1999, we have consistently partnered with nonprofit organizations to support our communities, respect the environment, and volunteer our time to those in need.

Governance and Diversity

Our commitment to corporate social responsibility is embedded in every level of the Company. We have taken a number of steps to promote gender diversity on our Board and the advancement of women in leadership roles generally. For example, in May 2017, Allison H. Abraham was appointed as the first chairwoman of the Board and in 2020, we appointed Barbara H. Messing to our Board of Directors. With the announcement of our new Chief Marketing Officer, four of our eleven executives holding chief positions are women. We also work to promote racial and ethnic diversity in our company and have appointed William B. Nettles, Jr. to our Board in 2020.

Environment

We take environmental stewardship seriously. We strive to ensure our initiatives, directly and indirectly, are both environmentally and socially responsible. We recognize the opportunity and importance of implementing measures to reduce our overall impact on the environment. We plan to continue current initiatives such as recycling and conserving energy. We are also exploring additional opportunities for emission reduction and eco-friendly innovations throughout our supply chain.

Our commitment to promoting environmental stewardship is evidenced in numerous aspects of our corporate operations, from our workspace to our technology development, including the following:

•	Our headquarters, the Peace Coliseum, is LEED (Leadership in Energy and Environmental Design) Gold-certified as an environmentally-conscious corporate headquarters.

•

We installed View Dynamic Glass, which significantly reduces energy costs and improves employee comfort by automatically tinting based on the sun’s orientation, time of year, and local weather conditions.

•

Our heating and cooling system uses Variable Refrigerant Flow technology that transfers heat energy created from the onsite data center to heat the building, resulting in energy usage that is approximately 33% lower than the average comparable building.

•

Clean water filling stations are installed throughout the building. The facilities have water-saving plumbing fixtures that provide an approximately 35% reduction in potable water use, which results in approximately 778,640 gallons saved each year.

•

When moving into our new headquarters, we repurposed over 200 thousand pounds of furniture with nearly a dozen non-profit organizations, extending the life of this furniture, reducing greenhouse gases and solid waste, and keeping this furniture out of our landfills.

•	Nearly one quarter of construction materials used to build the Peace Coliseum were sourced from recycled components.

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Corporate Governance / Supply Chain Impact

•

We also promote our recycling program and our energy savings programs. Recycling bins are located throughout our headquarters. Additionally, we introduced Momentum Recycling to our campus. Through this initiative we plan to implement glass recycling on campus and compost our non-consumable waste. We have already recycled a 30-yard dumpster of glass since starting Momentum Recycling.

•	We have also worked with Rocky Mountain Power to buy renewable energy through the BlueSky program.

Supply Chain Impact

We know transportation is a large generator of greenhouse gas emissions. Our largest carrier that ships the most product for us has a solution-driven strategy to drive for sustainable shipping. Some examples include:

•	Initiatives to lower the C02e emissions of its logistics network by using alternative fuels and advanced technology fleets.

•	Use of carbon efficient transportation modes such as rail, sea, and cargo bikes.

•	Optimization of carrier routes to ensure more efficient deliveries.

•	Operation of certified facilities that offer renewable energy.

•	26% of its tractors and 5% of its package cars were powered by natural gas with plans to increase those numbers to more effectively minimize their carbon footprint.

Community

We encourage our employees to contribute and volunteer in the community. We have hosted food drives for the Utah Food Bank, and we have hosted blood drives for the Red Cross. We encourage our employees to contribute to the community by giving each employee eight hours of paid volunteer time off annually. Employees can use this time to serve the community in a number of ways, some of which have included volunteering at homeless shelters and animal shelters, sponsoring a highway cleanup, and donating time to philanthropic projects.

We have supported hundreds of non-profit organizations through in-kind and monetary contributions. Some of these organizations include The Road Home, American Heart Association, Hope Refuge, The Inn Between, Make-A-Wish, Habitat for Humanity, and Operation Underground Railroad, Best Friends Animal Society (BFAS), Special Operations Warrior Foundation (SOWF), and American Red Cross (ARC). We have also provided support to organizations such as these on our website, at checkout, where customers are given the opportunity to donate. One-hundred percent of customer donations made through our website are given directly to our charitable partners.

In 2020, we donated approximately 600 pounds of canned goods to VoA Homeless Youth Center, 600 pounds of canned goods and frozen protein to the Rescue Mission of Salt Lake, medical supplies to the 4th Street Homeless Medical Clinic, office supplies to low-income local schools, and furniture and computer monitors to a domestic violence women’s shelter.

We are aware that many in our community are food insecure. We strive to minimize food waste and donate what we can to assist the local community. We donate extra produce from our on-site greenhouse at our corporate headquarters to the Midvale Senior Center. Prior to the COVID-19 pandemic (at which time our on-site cafeteria at our corporate headquarters was closed), we donated excess food from our cafeteria to Wasteless Solutions, a Utah-based organization committed to connecting surplus food with local non-profit organizations to help those in need and reduce food waste. We plan to continue to work with Wasteless Solutions once our employees return to the office and our cafeteria is re-opened.

16 | 2021 Proxy Statement

The Board

Dash Board

Skills and Attributes

✓	Leadership Experience
✓	Strategic Planning Experience
✓	Marketing Experience
✓	Extensive Industry Knowledge
✓	Financial Experience
✓	Legal Experience
✓	Environmental & Sustainability Experience

Tenure (in years)

Board Refreshment

3	New Directors In Past 5 Years

Board Structure

The Board of Directors currently consists of seven members. The nominees for election are current members of the Board. The remaining five directors are expected to continue to serve their terms as described below. Our directors serve staggered terms. This is accomplished as follows:

•	each director serves a three-year term,

•	the directors are divided into three classes,

•	the classes are as nearly equal in number as possible, and
•	the term of each class begins on a staggered schedule.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees. If either nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting, the proxies will be voted for a substitute nominee, if any, designated by the Nominating and Corporate Governance Committee of the Board of Directors to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees. The term of office of each person elected as a Class I director will continue until the 2024 Annual Meeting of Stockholders, until such person’s respective successor has been duly elected and qualified or until such person’s earlier incapacity, resignation or removal. It is not expected that either nominee will be unable or will decline to serve as a director.

Board Independence

The Board has determined that a majority of our Board consists of independent members and will continue to consist of independent directors after the Annual Meeting. The Board has determined that each of our current directors is independent within the meaning of the Nasdaq director independence standards except for Jonathan E. Johnson III, who serves as our Chief Executive Officer, serves on Overstock’s Board of Directors, serves as President and on the Board of Directors of our wholly-owned subsidiary, Medici Ventures, Inc. ("Medici Ventures"),	6 of 7 Directors are Independent
serves as Chairman of the Board of Directors of our majority-owned subsidiary tZERO Group, Inc. (“tZERO”), and serves on the Board of Directors of Medici Ventures’ portfolio companies Bitt, FinClusive, GrainChain, PeerNova, Medici Land Governance, Inc. (“MLG), and Voatz. In addition, Mr. Johnson has previously served in other executive positions with Overstock.

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The Board / Board Diversity

In reaching its determinations regarding the independence of the members of the Board, the Board considered the fact that Ms. Abraham’s adult son was previously an employee of tZERO and an employee of the Company, with his last date of employment in December 2020, and determined that Ms. Abraham met the independence requirements. With respect to Mr. Corbus, the Board considered the facts that Mr. Corbus is currently also serving on the Board of Directors of Medici Ventures and tZERO, and that Mr. Corbus purchased warrants to purchase 2,800 shares of Medici Ventures’ common stock, which were subsequently purchased by Medici Ventures as part of a tender offer, as well as the fact that Mr. Corbus formerly served as Co-CEO of WR Hambrecht + Co., and considered the services that WR Hambrecht + Co. has performed for the Company in the past and determined that Mr. Corbus met the independence requirements. With respect to Dr. Robert J. Shapiro, the Board considered the fact that Dr. Shapiro is currently also serving on the Board of Directors of Medici Ventures for which he received compensation for his board services, that Dr. Shapiro previously served on the Board of Directors of MLG for which he received compensation, and that Dr. Shapiro received equity awards from Medici Ventures for his service on the Board that were subsequently purchased by Medici Ventures as part of a tender offer, and determined that Dr. Shapiro met the independence requirements.

Board Diversity

The Board of Directors and Nominating and Corporate Governance Committee strive to nominate individuals with diverse backgrounds, skills, qualifications, attributes, and experiences such that the Board, as a group, will possess the appropriate expertise, skills, and talents to fulfill its responsibilities in managing the Company in the best interests of stockholders, but the Board does not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions. Three of the seven Board members are diverse, with two self-identifying as female, and one self-identifying as black or African American.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has adopted a written charter. Current copies of the committee charters are available on the Company’s website at http://investors.overstock.com/corporate-governance/highlights. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards and SEC rules. The committees are described in more detail below.

Audit Committee. The Board has a standing Audit Committee. From January 1, 2020 to October 29, 2020 the Audit Committee consisted of Allison H. Abraham, who served as Chair, Barclay F. Corbus and Joseph J. Tabacco, Jr., with Dr. Robert J. Shapiro joining the Audit Committee on May 29, 2020. From October 30, 2020 to present, the Audit Committee consisted of Allison H. Abraham, who serves as Chair, William B. Nettles, Jr., and Dr. Robert J. Shapiro. Each of Ms. Abraham, Mr. Corbus, Mr. Tabacco, Mr. Nettles and Dr. Shapiro is and was independent within the meaning of the Nasdaq director independence standards. The Board of Directors determined that each of Ms. Abraham, Mr. Corbus, Mr. Tabacco, Mr. Nettles, and Dr. Shapiro is an “audit committee financial expert” as defined by the SEC. The experience of each such director that led the Board to the determination that such director is an “audit committee financial expert” is described below under “Information Regarding Director Nominees and Other Directors.” The Audit Committee is responsible for reviewing and monitoring our financial statements and our internal control over financial reporting, selecting, reviewing and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, reviewing the Company’s and its subsidiaries’ and foreign affiliated entities’ compliance with applicable legal requirements and the Company’s code of business conduct and ethics, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Report of the Audit Committee is included beginning on page 51 of this proxy statement.

Compensation Committee. The Board also has a standing Compensation Committee. From January 1, 2020 to October 29, 2020, the Compensation Committee consisted of Joseph J. Tabacco, Jr., who served as Chairman, and Allison H. Abraham, each of whom is a non-employee and independent. From October 30, 2020 to present, the Compensation Committee consisted of Barclay F. Corbus, who serves as Chairman, Joseph J. Tabacco, Jr., and Barbara H. Messing, each of whom is a non-employee and independent. The Compensation Committee is responsible for approving salaries, incentives, and other forms of compensation for our directors, executive officers and certain

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The Board / Board and Committee Meetings

other employees, and administering various incentive compensation and benefit plans. The Compensation Committee Report is included on page 37 of this proxy statement.

Nominating and Corporate Governance Committee. The Board also has a standing Nominating and Corporate Governance Committee. From January 1, 2020 to October 29, 2020, the Nominating and Corporate Governance Committee consisted of Joseph J. Tabacco, Jr., who served as Chairman, and Allison H. Abraham, each of whom is a non-employee and independent. From October 30, 2020 to present, the Compensation Committee consisted of Joseph J. Tabacco, Jr., who serves as Chairman, Barclay F. Corbus, and Barbara H. Messing, each of whom is a non-employee and independent. The Committee has authority to recommend Board nominees to the full Board, and also has authority over matters of corporate governance. Each member of the Board of Directors has historically participated in the consideration of director nominees.

Board and Committee Meetings

The Board held 15 meetings during 2020, four of which were regularly scheduled and the rest of which were special meetings. The Audit Committee held thirteen meetings during 2020; the Compensation Committee held six meetings during 2020; and the Nominating and Corporate Governance Committee held five meetings during 2020. Each incumbent director attended at least 75% of the meetings of the Board and of the total number of meetings held by all committees of the Board on which he or she served during 2020. The non-management members of the Board of Directors meet regularly in executive session without management present.

Board Leadership Structure

Jonathan E. Johnson III serves as our principal executive officer and as a member of the Board of Directors. Allison H. Abraham has served as Chairwoman of the Board since 2017. We have not named a lead independent director. At December 31, 2020, the Board consisted of seven directors, six of whom were independent. On February 17, 2020, the Board appointed Dr. Robert J. Shapiro to serve on the Board following Dr. Kamelia Aryafar’s departure. On June 12, 2020, the Board appointed William B. Nettles, Jr. to serve on the Board, and on August 4, 2020, the Board appointed Barbara H. Messing to serve on the Board. We believe that our leadership structure is appropriate because the size of the Board and the composition of the Board permit and encourage each member to take an active role in all discussions, and each member does actively participate in all substantive discussions. We believe that our current structure is serving the Company well at this time.

Board Role in Risk Oversight

The Board oversees the management of risks inherent in the operation of our businesses and the implementation of our strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks amongst the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include, but are not limited to, general business and industry risks, operating risks, business continuity risks, cyber-security risks, financial risks including infrastructure, talent management, human capital and workforce-related risks (e.g., sex harassment), and compliance and regulatory risks. For example, the Board has delegated responsibility for oversight of risk management relating to compensation matters to the Compensation Committee. The Board has delegated responsibility for cybersecurity risks, including protection of customer and employee data, proprietary information, business continuity risks and cyber risks, to the Audit Committee and management. The Board has delegated responsibility for financial and other risk management to the Audit Committee, although the full Board remains involved in risk management. Overseeing risk is an ongoing process and is inherently tied to our operations and overall strategy. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, our management is charged with identifying and managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. The Committees and the Board receive periodic reports from management regarding various

2021 Proxy Statement | 19

The Board / Director Qualifications

aspects of the Company’s risk management program. The manner in which the Board and Committees administer the oversight of risk management has not had any effect on the Board’s leadership structure.

Director Qualifications

The Nominating and Corporate Governance Committee has developed the Company’s Corporate Governance Principles (“Principles”), which have been adopted by the Board. The Principles set forth the Committee’s belief that while there are no specific minimum qualifications the Committee believes must be met by a candidate to be recommended by the Committee, candidates for election to the Board should have the highest professional and personal ethics and values. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice, and they must actively represent the interests of the stockholders. The Committee believes that a variety of types and a balance of knowledge, experience and capabilities among the members of the Board are in the best interests of the stockholders. The Principles set forth the Committee’s belief that diversity of viewpoint, professional experience and other individual qualities and attributes should be considered to the extent that they relate to the contribution a director is expected to make to the Board and the Company. The Committee periodically reviews the Principles, including the portion regarding diversity. The ability of a candidate to make independent analytical inquiries, the ability to understand the Company’s business, and the willingness of a candidate to devote adequate attention and time to the duties of the Board, are all relevant to the qualifications of a candidate. The specific experience, qualifications, attributes, or skills that led the Committee to the conclusion that each director should be a director in light of our business and structure are described under “Information Regarding Director Nominees and Other Directors,” below.

Identification and Evaluation of Nominees for Director

The Nominating and Corporate Governance Committee believes that the current Board composition is serving the stockholders of the Company well. In the future, the Committee may consider additional candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

Stockholders may propose director candidates for general consideration by the Nominating and Corporate Governance Committee by submitting in proper written form the individual’s name, qualifications, and the other information required by the Bylaws as described below in “Other Information—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” to the Secretary of the Company. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria applicable to the evaluation of candidates proposed by directors or management.

The Committee has not approved any nominee for inclusion on our proxy card for the 2021 Annual Meeting other than Barclay F. Corbus and Jonathan E. Johnson III. We have not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee did not receive, by a date not later than the 120th calendar day before the date of the Company’s proxy statement released to security holders in connection with the previous year’s annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Communications with the Board

The Board has adopted resolutions to provide a formal process by which stockholders may communicate with the Board. The process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company’s headquarters at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to one or more Board members. The determination whether a communication involves a matter appropriate for stockholder communications with the Board is made by the Chairwoman of the Board or our General Counsel. Stockholders who desire to utilize

20 | 2021 Proxy Statement

The Board / Annual Meeting Attendance

the procedures described under “Other Information—Procedure for Submitting Stockholder Proposals” or “—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” should read those sections and the applicable portions of our bylaws and follow the procedures described.

Annual Meeting Attendance

Our policy is that Board members should attend our annual stockholders meetings if reasonably possible. All then-current members of the Board attended the last annual stockholders meeting, which was held in May 2020.

Director Resignation Policy

Our Board has adopted a director resignation policy. The policy applies only to uncontested elections of directors. Under the policy, any incumbent nominee who fails to receive a greater number of “for” votes than “withhold” votes or instructions is required to tender his or her resignation to the Chairwoman of the Board within five business days following the certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider any such tendered resignation and will make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation within 60 days following the date of the stockholders’ meeting. The Board of Directors will determine whether to accept or reject the resignation within 30 days after its receipt of the Committee’s recommendation, and we will publicly disclose the Board’s decision and, if applicable, the reasons for rejecting the tendered resignation, in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Board’s decision is made.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors and employees. We will provide a copy of the code of ethics to any person without charge, upon request. Requests for a copy of the code of ethics may be made in writing addressed to: General Counsel, Overstock.com, Inc., 799 W. Coliseum Way, Midvale, Utah 84047. The code of ethics is also available on the Company’s website at http://investors.overstock.com/corporate-governance/highlights.

Policies and Procedures Regarding Related Party Transactions

The Board has established a written policy and procedures for the review and approval or ratification of related party transactions. Under the Board’s policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee’s next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person’s interest in the transaction. No member of the Audit Committee may participate in any approval or ratification of a related party transaction in which such member is a related person, other than to provide the Audit Committee with all material information regarding the transaction, including information regarding the extent of the member’s interest in the transaction, except that the Audit Committee may allow one or more members to participate in any approval or ratification of a related party transaction or potential related party transaction in which such member(s) is or may be a related person if the Audit Committee determines that doing so is in the best interests of the Company and its stockholders and informs the Board of Directors of any such approval. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to our participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons.

2021 Proxy Statement | 21

The Board / Information Regarding Director Nominees and Other Directors

Information Regarding Director Nominees and Other Directors

Set forth below is certain information regarding the nominees for election and all other directors of Overstock whose term of office continues after the 2021 Annual Meeting.

Class I Directors and Nominees for Election Terms Expiring in 2024

Barclay F. Corbus

Age: 54

Director since: 2007

Committee Memberships: Nominating and Corporate Governance, Compensation (Chair)

Mr. Barclay F. Corbus has served as a director of Overstock since March 2007. Mr. Corbus assists with overseeing our policies and practices that promote diversity and inclusion, health, safety, environmental, product stewardship and sustainability. He is also on the Board of Directors of tZERO and Medici Ventures. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp., a provider of renewable fuel for vehicles, with responsibility for strategic development and renewable fuel project development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a Bachelor of Arts Degree in Government and has a Master’s Degree of Business Administration in Finance from Columbia Business School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Corbus should serve as a director in light of our business and structure were his substantial experience in finance, management, and strategic planning, as well as his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

Jonathan E. Johnson III

Age: 55

Director since: 2013

Committee Memberships: N/A

Mr. Jonathan E. Johnson III joined Overstock in September 2002 and has served as a Director since May 2013. Mr. Johnson currently serves as Chief Executive Officer of Overstock and President of Medici Ventures. He is also on the Board of Directors of Medici Ventures, is Chairman of the Board of Directors of tZERO, and serves on the Board of Directors of Medici Ventures portfolio companies Bitt, FinClusive, GrainChain, PeerNova, MLG, and Voatz. He served as our President from July 2008 to February 2013, as our Interim Chief Executive Officer from February 2013 to April 2013, as Executive Vice Chairman of the Board and Corporate Secretary from April 2013 to April 2014, and Chairman of the Board of Directors May 2014 through May 2017. Prior to his service as our President, Mr. Johnson served as our General Counsel and as our Vice President, Strategic Projects and Legal, and Senior Vice President, Corporate Affairs and Legal. Mr. Johnson holds a Bachelor’s Degree in Japanese from Brigham Young University, studied for a year at Osaka University of Foreign Studies in Japan, and received his law degree from the J. Reuben Clark Law School at Brigham Young University. Mr. Johnson serves on the Board of Silicon Slopes, the Board of Trustees of the Libertas Institute, and the Board of Trustees of the Hale Center Theatre. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Johnson should serve as a director in light of our business and structure were his experience as our General Counsel, as our Vice President, Strategic Projects and Legal, as our Senior Vice President, Corporate Affairs, as our President, as our Interim Chief Executive Officer, and as our Chief Executive Officer.

22 | 2021 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors

Class II Directors (Terms Expiring in 2022)

Joseph J. Tabacco, Jr.

Age: 72

Director since: 2007

Committee Memberships: Nominating and Corporate Governance (Chair), Compensation

Mr. Joseph J. Tabacco, Jr. has served as a director of Overstock since June 2007. For more than the last five years Mr. Tabacco was the founding partner and has served as managing partner of the San Francisco office of Berman Tabacco. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases and has been involved in all aspects of state and federal litigation. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division, and in both the Central District of California and the Southern District of New York. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Tabacco should serve as a director in light of our business and structure were his experience and leadership in securities and shareholder matters, his experience and leadership in litigation, and his experience managing his law firm.

Dr. Robert J. Shapiro

Age: 72

Director since: 2020

Committee Memberships: Audit

Dr. Robert J. Shapiro has served as a director of Overstock since February of 2020. Dr. Shapiro also serves as a member of the Board of Directors of Medici Ventures and previously served on the Board of Directors of MLG. Dr. Shapiro is the chairman and founder of Sonecon, LLC, a private consultancy firm he founded in 2001 that advises the U.S. government, U.S. and foreign businesses, and non-profit organizations on economic and security-related matters. He has advised three U.S. presidents, numerous U.S. senators and representatives, members of the Clinton, Bush and Obama cabinets, executives at Fortune 100 companies, and non-profit organizations. Dr. Shapiro is also a Senior Fellow of the McDonough School of Business at Georgetown University, and a member of the advisory boards of Gilead Science, Cote Capital, and Civil Rights Defenders. From 1997 to 2001, he was U.S. Under Secretary of Commerce for Economic Affairs, where he directed economic policy for the Commerce Department and oversaw the U.S. Census Bureau and the Bureau of Economic Analysis. Prior to that, he was co-founder and Vice President of the Progressive Policy Institute and, before that, the Legislative Director and Economic Counsel to Senator Daniel P. Moynihan. Dr. Shapiro also was the principal economic advisor to Bill Clinton in his 1991-92 campaign and advised the presidential campaigns of Joseph Biden, Barack Obama, John Kerry, and Al Gore. He has been a Fellow of Harvard University, the Brookings Institution, and the National Bureau of Economic Research, and an advisor to the International Monetary Fund. He holds a Ph.D. and M.A. from Harvard University, a M.Sc. from the London School of Economics and Political Science, and an A.B. from the University of Chicago. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Dr. Shapiro should serve as a director in light of our business and structure were his experience with foreign businesses, governments, and economics.

2021 Proxy Statement | 23

The Board / Information Regarding Director Nominees and Other Directors

Barbara H. Messing

Age: 49

Director since: 2020

Committee Memberships: Nominating and Corporate Governance, Compensation

Ms. Barbara H. Messing has served as a director of Overstock since August of 2020. Ms. Messing is the Chief Marketing and Employee Experience Officer for Roblox and also serves on the Board of Directors of Diamond Resorts International. Prior to Roblox, Ms. Messing held the role of Senior Vice President and Chief Marketing Officer (“CMO”) for Walmart Inc. from 2018 to 2019. Prior to joining Walmart, Ms. Messing served as the Vice President and CMO, and later Senior Vice President and CMO, for TripAdvisor, Inc. from 2011 to 2018. Prior to that she served in a number of management positions at Hotwire.com between 2002 and 2011, including Vice President of Customer Experience, and Vice President and General Manager, Travel Ticker. Ms. Messing previously served on the Board of Directors of Mashable, Inc. from 2014-2017 and of XO Group, Inc. from 2014-2018. Ms. Messing received her BA from Northwestern University and her JD from Stanford Law School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Messing should serve as a director in light of our business and structure were her extensive marketing and on-line retail experience, including her role of CMO with Walmart, her role of CMO with TripAdvisor, and her experience with Hotwire.com and Travel Ticker.

24 | 2021 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors

Class III Directors (Terms Expiring in 2023)

Allison H. Abraham

Age: 58

Director since: 2002

Committee Memberships: Audit (Chair)

Ms. Allison H. Abraham was appointed chairwoman of Overstock’s Board of Directors in 2017 and has served as a director of Overstock since 2002. Ms. Abraham is the Founder, President, and Director of The Newton School, a private, non-profit K-8 school located in Sterling, Virginia, established in 2009. Ms. Abraham also served as an independent director for Nebraska Book Company from 2012 to 2015, and was a board member at Precision Imaging, a private medical service company, from 2003-2016. Ms. Abraham managed her own consulting business from 2001 to 2008. Previously, Ms. Abraham served as President and as a director of LifeMinders. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage and was President, Chief Operating Officer and a director of Shoppers Express. From 1999 to 1996, Ms. Abraham held marketing and management positions at Ameritech Corporation and American Express Travel Related Services. Ms. Abraham holds a Bachelor of Arts Degree in Economics from Tufts University and a Master’s Degree of Business Administration from the Darden School at the University of Virginia. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Abraham should serve as a director in light of our business and structure were Ms. Abraham’s substantial marketing and management experience running online and offline companies, including LifeMinders, iVillage, Shoppers Express, Ameritech and American Express, as well as her previous governance experience as a director.

William B. Nettles, Jr.

Age: 48

Director since: 2020

Committee Memberships: Audit

Mr. William B. Nettles, Jr. has served as a director of Overstock since June of 2020. Mr. Nettles is the Co-Founder and Managing Partner of Invictus Growth Partners, a private equity firm that invests in and advises technology companies. He is also a founder and on the Board of Directors of Advanced Mobile Payments, a payment technology solutions company located in Newport Beach, CA. Prior to Invictus Grown Partners, Mr. Nettles held various leadership roles at different companies, including Executive Vice President of Sungevity, based in Oakland, CA, Director of Investments at Pan African Investments (PIC), a New York City-based private investment firm, VP and Head of Corporate Development and Investor Relations at VeriFone and later the GM of the Middle East and Africa at VeriFone, and Corporate Development executive at Lycos. Mr. Nettles began his career at Credit Suisse, where he was an investment banker, focused on mergers, acquisitions, equity and debt financings. Mr. Nettles graduated from the University of California at Berkeley where he received a B.S. in Business Administration. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Nettles should serve as a director in light of our business and structure were Mr. Nettles substantial business investment and technology experience.

2021 Proxy Statement | 25

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2020 were Allison H. Abraham and Joseph J. Tabacco, Jr. from January 1, 2020 to October 29, 2020, and Barclay F. Corbus, Joseph J. Tabacco, Jr., and Barbara H. Messing from October 30, 2020 to present. During 2020:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K; and

•

none of the Company’s executive officers served on the compensation committee or other board committee performing equivalent functions or as a member of the board of directors of another entity, one of whose executive officers served on the Company’s Board or Compensation Committee or other board committee performing equivalent functions.

26 | 2021 Proxy Statement

Executive Compensation

27	Compensation Discussion and Analysis

	27	Introduction

	28	2020 Say on Pay Vote

	28	Compensation Objectives

	28	Employment Agreements

	29	Retirement Benefits

	29	Role of Compensation Consultants

	29	Elements of Compensation

	33	Nonqualified Deferred Compensation Plan

	33	Executive Compensation Action Taken After Year-End

	34	Timing of Equity Awards

	35	Severance and Change of Control Arrangements

	36	Security Ownership Requirements

	36	Hedging Policy

37	Compensation Committee Report

38	Compensation Tables and Narratives

	38	Summary Compensation Table

	40	Grants of Plan-Based Awards

	41	Outstanding Equity Awards at Fiscal Year-End

	42	Option Exercises and Stock Vested

	42	Nonqualified Deferred Compensation Plan

	43	Compensation of Directors

	44	Director Compensation Table

	44	Potential Payments Upon Termination or Change of Control

	48	CEO Pay Ratio

	49	Equity Compensation Plan Information

Compensation Discussion and Analysis

Introduction

The Compensation Committee administers our executive compensation program. The Compensation Committee, which consists entirely of independent directors, is responsible for reviewing and approving our compensation policies, for reviewing and approving all forms of compensation for our executive officers, including our named executive officers identified in the Summary Compensation Table below (the “Named Executive Officers”), for administering our incentive compensation programs, for approving and overseeing the administration of our employee benefits programs other than medical benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally. Following is a discussion of the objectives and implementation of our executive compensation programs.

The Compensation Committee operates under a charter adopted by the Board of Directors. The Compensation Committee periodically reviews the adequacy of its charter and recommends changes to the Board for approval as it considers appropriate. The Compensation Committee meets at scheduled times during the year and also acts from time to time by written consent. The Compensation Committee reports on its activities and makes recommendations at meetings of the Board. The Compensation Committee approves executive salaries, approves awards under incentive/bonus plans, and administers the Company’s 2005 Plan. The Compensation Committee periodically reviews comparative executive compensation information from other public companies. Additionally, from time to time, the Compensation Committee reviews other human resource issues, including qualified and non-qualified benefits and management performance appraisals and succession planning. During 2020, our Chief Executive Officer, Jonathan E. Johnson III (our “CEO”), our President, Retail, Dave J. Nielsen, the individuals who served as our Chief Financial Officer (Mr. Robert P. Hughes through March 12, 2020, Mr. Anthony D. Strong thereafter until March 31, 2020, and Ms. Adrianne B. Lee thereafter), and other executive officers made recommendations and participated in compensation discussions concerning executive officers. The Compensation Committee does not have the power to delegate any of its authority to any other person. Our CEO does not participate in any Compensation Committee deliberations regarding his compensation.

2021 Proxy Statement | 27

Executive Compensation / Compensation Discussion and Analysis

2020 Say on Pay Vote

At the 2020 annual stockholders meeting our stockholders voted, on an advisory basis, to approve our executive compensation. The Compensation Committee was aware of the results of the advisory vote when it made 2020 compensation decisions, but its awareness of the advisory vote did not affect the Committee’s decisions.

The say-on-pay vote is advisory and, therefore, not binding on the Board or on the Company; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. The current frequency of the say-on-pay vote is once every three years. The next advisory say-on-pay vote will occur at the annual meeting of stockholders in 2023.

Compensation Objectives

Our executive compensation programs seek to attract and retain highly competent executive management who will build long-term economic value for the Company. Our general compensation philosophy for our executives is that our executives’ cash compensation should generally be at levels that are sufficient to retain the services of the executives, but that our executives’ opportunities for more significant compensation should be tied closely to our performance.

The objectives of our executive compensation plans and programs are to:

•	Increase the long-term economic value of the Company;

•	Retain senior executives; and

•	Deliver the total executive compensation package in a cost-effective manner.

Our executive compensation policy is designed to reward decisions and actions that have a positive effect on our financial performance and long-term stock value, and to balance short-term and long-term goals. Since 2008 our approach to equity awards has been to make an annual grant of restricted stock units (“RSUs”) in an effort to create an equity awards system that will have long-term motivational effects tied directly to our stock price, subject to compliance with the vesting requirements. The Compensation Committee believes that annual RSU grants, with multi-year vesting requirements, made over a number of years, should have the desired effect of providing appropriate incentives tied to the market price of the common stock over a long period of time, without encouraging short-term or inappropriate management decisions.

In addition to our 2005 Plan, Medici Ventures, tZERO, and MLG have each adopted an equity incentive plan. During 2020 certain of our Named Executive Officers received grants under the tZERO Equity Incentive Plan (the “tZERO Plan”), and/or the MLG Stock Option Plan (the “MLG Option Plan”), as shown in the Summary Compensation Table and other tables below. None of our Named Executive Officers received grants under the Medici Ventures, Inc. Stock Option Plan, as amended (the “Medici Option Plan”).

In 2020 our Named Executive Officers were not eligible to participate in any bonus plan, but one or more Named Executive Officers received individual bonuses, as described below.

In 2020 our Named Executive Officers did not receive any adjustments to their base salaries based on marketplace changes or other developments outside of the Company, other than David J. Nielsen, who’s salary was increased from $400,000 to $450,000 on February 17, 2020, due to his increased responsibilities and at the recommendation of our third-party compensation consultant VisionLink. During 2020, the only adjustments the Compensation Committee made to the base salaries of any other Named Executive Officers were based on changes to the responsibilities of certain Named Executive Officers as described below.

The accounting and tax treatment of particular forms of compensation generally do not affect the Compensation Committee’s compensation decisions.

Employment Agreements

In April of 2020, we entered into Executive Retention Agreements with certain executive officers, including Jonathan E. Johnson III, our Chief Executive Officer and a member of our Board of Directors, Adrianne B. Lee, our Chief

28 | 2021 Proxy Statement

Executive Compensation / Compensation Discussion and Analysis

Financial Officer, David J. Nielsen, our President, Retail, Carter P. Lee, our Chief Administrative Officer and Acting Chief Marketing Officer, and Joel G. Weight, our Chief Technology Officer. Pursuant to these Retention Agreements, in consideration of the executive’s continued rendering of services to us, we agree that, in connection with the executive’s termination from the Company that is neither voluntary nor for cause, we will (i) pay the executive a severance amount equal to a lump sum cash payment computed by taking the executive’s monthly rate of pay and multiplying it by the number of years of service, but in no case greater than six months’ or less than two months’ worth of monthly pay, and (ii) accelerate the vesting of unvested equity awards which would have otherwise vested during a specified post-termination time period, the length of which is determined by using one month for each year of service, but in no case greater than six months or less than two months.

On August 27, 2020, we entered into a Severance Agreement and Release with Anthony D. Strong, who at such time had been serving as our Vice President—Finance and FP&A and who had served as our Principal Financial Officer and Principal Accounting Officer earlier in the year. Pursuant to this agreement, Mr. Strong received a severance payment of $105,000, as well as a payment of approximately $7,800, representing six-months of COBRA premiums, each such payment less applicable deductions for taxes. In addition, the vesting of 9,667 restricted shares of Company common stock owned by Mr. Strong was accelerated. In addition, pursuant to this agreement, Mr. Strong agreed to certain customary confidentiality, non-competition, non-disparagement and non-solicitation provisions, and also agreed to release the Company from certain claims in connection with his employment.

The foregoing agreements are described in further detail below under “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

Retirement Benefits

We do not offer any pension plan or other retirement benefits except a 401(k) plan and a nonqualified deferred compensation plan for senior management. At December 31, 2020 none of our Named Executive Officers had any amounts deferred under the Deferred Compensation Plan except Mr. Lee.

Role of Compensation Consultants

The Compensation Committee has sole discretion, at Company expense, to retain and terminate compensation consultants, independent legal counsel or other advisors, including sole authority to approve their fees and retention terms. During 2019, the Compensation Committee engaged VisionLink Advisory Group, Inc. as its independent compensation consultant to perform an analysis of executive compensation for 2020. VisionLink reports directly to the Compensation Committee and performs services as directed by the Committee. VisionLink (i) reviewed our comparator group companies, the compensation of our CEO and the other Named Executive Officers; and (ii)  provided current market data to complement the executive compensation program design and competitive pay analysis.

Elements of Compensation

The elements of total compensation for which our Named Executive Officers were generally eligible during 2020 were as follows:

•	Base salary (in which we include payments for paid time off, holiday pay, and pay for working during Company holidays);

•	Individual bonuses;

•	Awards under our 2005 Plan, and, for employees and directors of Medici Ventures, tZERO, and/or MLG awards under the Medici Option Plan, the tZERO Plan, and/or the MLG Option Plan;

•	Matching contributions under our 401(k) plan;

•	Benefits under our health, welfare and supplemental disability benefits plans;

•	Benefits under our Nonqualified Deferred Compensation Plan;

•	Subsidized meals in our Company cafeteria; and

2021 Proxy Statement | 29

Executive Compensation / Compensation Discussion and Analysis

•	Service awards for reaching five, ten or 15 years of service to the Company, which may include gross up payments to compensate for the taxes on those awards.

Each of these elements is discussed below.

Our CEO. On August 22, 2019, Jonathan E. Johnson III was appointed as Interim CEO, and on September 23, 2019, Mr. Johnson was appointed CEO of the Company. As CEO, in 2020, Mr. Johnson had a base salary of $625,000. Mr. Johnson’s salary was increased to $825,000 on February 4, 2021 due to his efforts and his successes in improving Company performance in 2020. Prior to becoming CEO, Mr. Johnson was the president of Medici Ventures, a position he continues to hold in addition to his role of CEO of the Company. Mr. Johnson also serves as Chairman of the Board of Directors of tZERO, for which he received $50,000 for his service in the first and second quarters of 2020, and 100,000 RSUs in tZERO, with a fair market value of $95,000, for his service in the third quarter of 2020 through the second quarter of 2021 (of which 50,000 RSUs with a value of $47,500 were paid for his service in the third and fourth quarters of 2020). Mr. Johnson also received 401(k) matching contributions of $17,100; had imputed income for group term life insurance in the amount of $3,312; had premiums paid by the Company for supplemental disability insurance in the amount of $4,398; had Utah State bar dues paid by the Company in the amount of $571; had California State bar dues paid by the Company in the amount of $597; and had imputed income for food purchased in the Company’s subsidized café in the amount of $33. Mr. Johnson also received a grant of 50,000 RSUs in tZERO on June 10, 2020, with a fair market value of $47,500. On February 4, 2021, Mr. Johnson was also given an individual bonus of $275,000 for his extraordinary efforts and performance in 2020.

Base Salary. The base salaries of the Named Executive Officers are reviewed by the Compensation Committee annually. Salaries for the Named Executive Officers for 2020 were unchanged from their 2019 salaries, with the following exceptions:

•

David J. Nielsen’s salary was increased from $400,000 to $450,000 on February 17, 2020, due to his increased responsibilities and at the recommendation of our third-party compensation consultant VisionLink.

•

Joel G. Weight’s salary was increased from $285,000 to $300,000 on February 17, 2020, due to his increased responsibilities when he transitioned from his role as Chief Operating Officer at Medici Ventures to become our Chief Technology Officer.

•

Carter P. Lee’s salary was increased from $300,000 to $350,000 on August 11, 2020, due to his increased responsibilities when he accepted a role as Acting Chief Marketing Officer, in addition to his existing role as Chief Administrative Officer.

2020 Individual Bonus Payments. In 2020 our Named Executive Officers were not eligible to participate in any bonus plan. However, several of our Named Executive Officers received individual bonuses. On February 17, 2020, a bonus was given to Mr. Robert P. Hughes in the amount of $75,000 in cash and 10,000 RSUs (having a one-year vesting schedule) for his efforts in 2019 and 2020 while undertaking increased responsibilities as Acting Chief Financial Officer. On April 17, 2020, a $10,000 bonus was given to Mr. Hughes for certain activities taken in regard to MLG. On April 1, 2020, a one-time sign-on cash bonus was given to Ms. Lee in the amount of $60,000. On February 17, 2020, a bonus was given to Mr. Strong in the amount of $25,000 in cash for the increased responsibilities he assumed as Acting Chief Financial Officer.

In addition, individual bonuses were given to certain of our Named Executive Officers in 2021 to reward them for their extraordinary efforts and performance in 2020. On February 4, 2021, a $275,000 bonus was awarded to Mr. Johnson, a $200,000 bonus was awarded to Mr. Nielsen, a $150,000 bonus was awarded to Ms. Lee, a $160,000 was awarded to Mr. Lee, and a $130,000 bonus was awarded to Mr. Weight.

2005 Plan. We use the grant of awards under our 2005 Plan to provide long-term incentive compensation opportunities to our key employees, including the Named Executive Officers. The plan was most recently reapproved by the stockholders in 2020. It provides for the grant of equity-based awards, including restricted stock and restricted stock unit awards. The plan is designed to provide incentive compensation that aligns management’s financial interests with those of our stockholders and encourages management ownership of our common stock.

Since 2008 the only type of award we have granted under the 2005 Plan has been restricted stock units (“RSUs”). The Compensation Committee determines the number of RSUs to be granted to key employees, including Named Executive Officers, based on a recommendation of management including the active participation during 2020 of the

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CEO, by determining the aggregate amount the Compensation Committee considers appropriate for the entire group and allocating the awards on the basis of management’s recommendation and the Compensation Committee’s subjective views of the relative ability of key employees or groups of key employees to make positive contributions to the Company. The Compensation Committee generally makes equity grants to key employees, including Named Executive Officers, annually at a regularly scheduled Compensation Committee meeting typically held in late January or early February of each year. In 2020, the Compensation Committee made these regular equity grants on February 17, 2020. We have not otherwise adopted any specific policy regarding the amount or timing of any stock-based compensation for employees under the 2005 Plan, although the aggregate amount of the equity grants to employees in recent years has generally been a number of shares approximately equal to 1-2% of the number of shares outstanding, and the annual grant typically occurs during the first half of the year. We have never backdated or repriced options or any other equity award. The aggregate grant date fair value of equity-based awards is set forth in the Summary Compensation Table. Information concerning the number of RSUs held by each Named Executive Officer as of December 31, 2020, under the 2005 Plan is set forth in the Outstanding Equity Awards at Fiscal Year-End Table. The annual RSU grants to our Named Executive Officers have historically been the most significant incentive compensation arrangement we utilize. As described below, Medici Ventures, tZERO, and MLG have also begun utilizing equity incentive plans.

Medici Option Plan. In July 2017 Medici Ventures, Inc. adopted the Medici Ventures, Inc. Stock Option Plan, which provides for the grant of non-qualified stock options with respect to Medici Ventures common stock. In April 2019 the Plan was amended to increase the number of authorized shares available from 100,000 to 130,000. During 2020, none of our Named Executive Officers received an award under this plan. However, on January 26, 2021, Medici Ventures made an offer to purchase all outstanding options or warrants to purchase shares of common stock and certain Named Executive Officers and Directors participated in the tender offer, including Jonathan E. Johnson III, Robert P. Hughes, Joel G. Weight, Barclay F. Corbus, and Dr. Robert J. Shapiro.

tZERO Group, Inc. 2017 Equity Incentive Plan. In December 2017, tZERO adopted an equity incentive plan which provides for the grant with respect to tZERO common stock of non-qualified stock options, restricted stock and RSUs. During 2020, the only Named Executive Officer to receive an award under this plan was Jonathan E. Johnson III, who received a grant of 50,000 restricted stock units with a grant date fair value of $47,500. Mr. Johnson also received 100,000 restricted stock units with a grant date value of $95,000 as payment for his service as tZERO’s Chairman of the Board for the third quarter of 2020 through the second quarter of 2021 (of which 50,000 RSUs and $47,500 relate to his service in the third and fourth quarter of 2020).

In May 2020, tZERO’s Board of Directors approved an amendment to the tZERO Plan to (i) revise the definition of “Change in Control” to encompass mergers or equity sales (other than a primary capital raising) resulting in a transfer in more than 50% control of the total voting power of tZERO or where tZERO or its assets are sold to an unaffiliated third party and (ii) explicitly permit any equity grant to prevent equity awards from automatically vesting in the event of a “Change in Control”. Additionally, tZERO’s Board of Directors approved the restructuring of tZERO’s outstanding equity awards through the amendment and cancellation of each of its outstanding stock option awards in favor of the issuance of restricted stock unit awards, with each participant under its plan receiving one restricted stock unit for each stock option canceled. In addition to the original service-based vesting condition (generally three years) contained in the outstanding stock option awards, restricted stock unit awards issued under the tZERO Plan generally include an added performance-based vesting condition that a liquidity event must occur in order for the restricted stock unit awards to vest. This restructuring was completed in June 2020. As a result of the restructuring, each of Mr. Johnson’s 100,000 stock options he received in 2019 were cancelled and exchanged with 100,000 restricted stock units.

Medici Land Governance, Inc. 2019 Stock Option Plan.

In April 2019, MLG adopted the MLG Option Plan, which provides for the grant with respect to MLG common stock of non-qualified stock options. During 2020, the only Named Executive Officer to receive an award under this plan was Robert P. Hughes, who received a non-qualified stock option with a grant date fair value of $20,516 to acquire up to 7,500 shares of MLG common stock.

401(k) Plan. We maintain a 401(k) plan, in which Named Executive Officers may participate. During 2020 we made 100% matching contributions on the first 6% of eligible compensation deferred by employees. Such matching

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Executive Compensation / Compensation Discussion and Analysis

amounts vested immediately. We did not make any profit sharing contributions in 2020. The amounts of the matching contributions to our Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Participation in the 401(k) plan is available to employees on a non-discriminatory basis.

Health and Welfare Benefits. We provide health, life and disability insurance and other employee benefits programs to our employees, including our Named Executive Officers. We also provide supplemental disability insurance for our senior management team members, including the Named Executive Officers. Except for the supplemental disability insurance, our employee benefits plans are provided on a non-discriminatory basis. The amounts of the supplemental disability insurance premium payments we make for the benefit of our Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table.

Nonqualified Deferred Compensation Plan. We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”), which also became available to employees making more than $170,000 in 2021. The Deferred Compensation Plan, which is described in more detail below, allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. We have never made any discretionary contributions to participants’ accounts. At December 31, 2020 none of our Named Executive Officers except Mr. Lee had any amounts deferred under the Deferred Compensation Plan.

Company Cafeteria. We operate a subsidized cafeteria in our corporate headquarters. The cafeteria is open to all employees on a non-discretionary basis. We track purchases by each employee in order to compute imputed income for each employee, including Named Executive Officers. Although the cafeteria was closed in response to the COVID-19 pandemic and our employees working from home, we plan to reopen the cafeteria when employees return to work at the office.

Service Awards. We pay service awards to all employees, including Named Executive Officers, for reaching certain milestones for their years of service. Although these awards are primarily ceremonial, we believe that loyalty to the Company and length of service deserve recognition. We therefore provide the following employee service awards:

•	after five years of service—we provide a $250 Company gift card;

•	after ten years of service—we provide a $250 Company gift card plus $1,000 cash with a gross up to compensate the employee for taxes on the award; and

•	after fifteen years of service—we provide a $250 Company gift card plus we allow the employee to take a one-month sabbatical with pay.

No Named Executive Officer received a service award in 2020.

Why We Pay these Elements of Compensation; How We Determine the Amounts; and Interrelationships of these Elements. The main elements of compensation potentially available to our Named Executive Officers (other than our Chief Executive Officer) for 2020 were base salary and RSU grants, with the possibility of bonus payments for individual performance. The three elements operate independently of one another. The Compensation Committee periodically considers the value of each component and the total value of the compensation package being provided to each of the Named Executive Officers, as well as the history of each officer’s compensation package. The base salaries we paid the Named Executive Officers during 2020 were paid in order to retain the services of those executives.

The Compensation Committee granted RSUs to our Named Executive Officers and other key employees on February 17, 2020 to provide long-term incentive compensation tied directly to the price of the Company’s common stock. The grants were intended to have a retention effect, as they vest in equal annual increments over a three-year period. They were also intended to provide reasonable incentives tied to the price of the Company’s common stock, which the Compensation Committee believes to be in the best interests of stockholders generally. In approving the February 17, 2020 grants the Compensation Committee considered the volatility of the price of the Company’s common stock during 2020, as well as the historical volatility of the price of the Company’s common stock, and determined that it was in the Company’s best interest to keep the aggregate amount of the grants reasonably consistent with prior years.

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The Compensation Committee sometimes approves individual bonus payments as rewards for extraordinary efforts. Certain Named Executive Officers received personal bonuses for their extraordinary efforts and individual contributions to the Company in 2020. Many of these extraordinary efforts were made in response to the COVID-19 pandemic and resulted in extraordinary financial results for the Company. The bonus payments to our Named Executive Officers during 2020 are described above under “2020 Bonus Payments.”

We provide the 401(k) plan, the health and welfare benefits and the Company cafeteria to help make our overall compensation packages and work environment more attractive to all our employees, including our Named Executive Officers.

Risks of Our Compensation Policies and Practices. We periodically analyze and evaluate risks arising from our compensation policies and practices, and have concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

Nonqualified Deferred Compensation Plan

We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”), which also became available to employees making more than $170,000 in 2021. The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are permitted to select from a limited number of investment alternatives available under the Plan. Under the terms of the Deferred Compensation Plan, eligible members of senior management, including the Named Executive Officers, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. We may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. We have never paid any above-market or preferential earnings on any compensation deferred under the Deferred Compensation Plan. At December 31, 2020 none of our Named Executive Officers had any funds in the Deferred Compensation Plan except Mr. Lee.

Name	Executive Contributions in 2020 ($) (1)	Registrant Contributions in 2020 ($)	Aggregate Earnings in 2020 ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2020 ($) (1)

Jonathan E. Johnson III	$—	$—	$—	$—	$—

Adrianne B. Lee	$—	$—	$—	$—	$—

Robert P. Hughes	$—	$—	$—	$—	$—

Anthony D. Strong	$—	$—	$—	$—	$—

David J. Nielsen	$—	$—	$—	$—	$—

Carter P. Lee	$15,461	$0	$6,050	$16,495	$144,756

Joel G. Weight	$—	$—	$—	$—	$—

(1)

All of the 2020 contributions, and none of the 2020 earnings, are reported in the 2020 Summary Compensation Table as compensation. Of the amounts reported in the aggregate balance at December 31, 2020, all of the prior years’ contributions were reported in the Summary Compensation Table as compensation for previous years. The 2020 aggregate earnings were calculated based on the actual return on the following funds or securities: American Century Equity Income Fund (actual return: 1.08%); Columbia Acorn International (actual return: 14.99%); Fidelity Balanced Fund (actual return: 22.43%); Fidelity Contra Fund (actual return: 32.58%); Fidelity Low Price Stock Fund (actual return: 9.32%); First American Government Obligations (actual return: .06%); Guggenheim Total Return Bond Instl (actual return: 15.24%); Invesco Developing Markets A (actual return: 17.22%); Vanguard 500 Index Admiral (actual return: 18.37%); and Overstock.com, Inc. Common Stock (actual return: 583%).

Executive Compensation Action Taken After Year-End

The Compensation Committee took action relating to 2020 compensation of one or more Named Executive Officers after December 31, 2020. On February 4, 2021, the Compensation Committee approved bonuses to certain Named Executive Officers based upon their individual performance and contribution during 2020.

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Executive Compensation / Compensation Discussion and Analysis

On February 4, 2021, the Compensation Committee met to set 2021 salaries for our Named Executive Officers and made RSU grants. The Compensation Committee has not approved any 2021 bonus plan in which our Named Executive Officers would be eligible to participate, but Named Executive Officers can receive bonuses as a reward for extraordinary efforts. Below are the 2021 salaries, bonuses and RSU grants provided to our Named Executive Officers.

Name	2021 Salary	2021 Bonus	Restricted Stock Unit Grant

Jonathan E. Johnson III (1)	$825,000	$275,000	20,000

Adrianne B. Lee (2)	$425,000	$210,000	8,000

Robert P. Hughes (3)	$400,000	—	—

Anthony D. Strong (4)	—	—	—

David J. Nielsen (5)	$550,000	$200,000	10,000

Carter P. Lee (6)	$350,000	$160,000	6,000

Joel G. Weight (7)	$325,000	$130,000	6,000

(1)

Mr. Johnson was given a $275,000 bonus for his individual performance and contribution to the Company in 2020. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the February 4, 2021 grant date. Figures shown are the number of units/shares. The shares had a value of $88.54 per share at the close of business on February 4, 2021.

(2)

Ms. Lee was given a $60,000 sign-on bonus when she joined the Company. She was also given a $150,000 bonus for her individual performance and contribution to the Company in 2020. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the February 4, 2021 grant date. Figures shown are the number of units/shares. The shares had a value of $88.54 per share at the close of business on February 4, 2021.

(3)

Mr. Hughes stepped down from his role of Acting Chief Financial Officer on March 12, 2020, and returned to his role of President of MLG. Mr. Hughes’ salary as Acting CFO was $400,000 and his salary as President of Medici Land Governance is $400,000. The Compensation Committee did not set or adjust Mr. Hughes’ salary after his return to MLG.

(4)

Mr. Strong resigned from the Company on August 13, 2020 and no changes were made to his salary in 2020. At the time he left the Company, Mr. Strong was earning a base salary of $210,000 per year. On February 17, 2020, Mr. Strong was given a $25,000 bonus for his agreement to serve as the Company’s Acting Chief Financial Officer, a position he held from March 12, 2020 to March 31, 2020, and he was also awarded 10,000 RSUs which were forfeited upon his departure from the Company. As part of Mr. Strong’s severance agreement, 9,667 restricted stock units received an accelerated vesting. See “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

(5)

Mr. Nielsen was given a $200,000 bonus for his individual performance and contribution to the Company in 2020. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the February 4, 2021 grant date. Figures shown are the number of units/shares. The shares had a value of $88.54 per share at the close of business on February 4, 2021.

(6)

Mr. Lee was given a $160,000 bonus for his individual performance and contribution to the Company in 2020. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the February 4, 2021 grant date. Figures shown are the number of units/shares. The shares had a value of $88.54 per share at the close of business on February 4, 2021.

(7)

Mr. Weight was given a $130,000 bonus for his individual performance and contribution to the Company in 2020. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the February 4, 2021 grant date. Figures shown are the number of units/shares. The shares had a value of $88.54 per share at the close of business on February 4, 2021.

Timing of Equity Awards

The Compensation Committee did not grant any stock options under the 2005 Plan to any of our Named Executive Officers during 2020. We do not have any program, plan or practice to time option grants, RSU awards or any other equity awards to our Named Executive Officers or to any other employee in coordination with the release of material non-public information. The Company’s Board of Directors and Board committees, including the Compensation Committee, normally schedule their regular meetings at least a year in advance. Meetings of the Compensation Committee are generally held in connection with the regularly scheduled Board meetings. The meetings are scheduled in an effort to meet a number of different timing objectives, including the review of financial results and the review of press releases and filings containing financial results. The Compensation Committee may approve equity awards shortly before or after the public release of financial results or other material information, because the Compensation Committee holds its meetings in connection with the Board meetings, not because of a program, plan or practice to time option grants or other equity awards. We also do not set the grant date of any equity awards to new executives in coordination with the release of material non-public information, and we have not timed, and do not plan to time, the release of material non-public information for the purpose of affecting the value of executive compensation.

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Executive Compensation / Compensation Discussion and Analysis

During 2020, Medici Ventures granted non-qualified stock options under the Medici Option Plan to certain of its employees and directors. None of Named Executive Officers received any option grants under the Medici Option Plan. The discussion in the paragraph above regarding the timing of meetings and other logistics regarding the 2005 Plan is also generally applicable to the activities of the Medici Ventures Board relating to the Medici Option Plan.

During 2020, tZERO granted non-qualified stock options and RSUs under the tZERO Plan to certain of its employees and directors, including Mr. Johnson. The discussion in the paragraph above regarding the timing of meetings and other logistics regarding the 2005 Plan is also generally applicable to the activities of the tZERO Board relating to the tZERO Plan.

During 2020, MLG granted non-qualified stock options under the MLG Option Plan to certain of its employees and directors, including Mr. Hughes. The discussion in the second preceding paragraph above regarding the timing of meetings and other logistics regarding the 2005 Plan is also generally applicable to the activities of the MLG Board relating to the MLG Option Plan.

Severance and Change of Control Arrangements

On August 27, 2020, we entered into a Severance Agreement and Release with Anthony D. Strong, who at such time had been serving as our Vice President—Finance and FP&A and who had served as our Principal Financial Officer and Principal Accounting Officer earlier in the year. Pursuant to this agreement, Mr. Strong received a severance payment of $105,000, as well as a payment of approximately $7,800, representing six-months of COBRA premiums, each such payment less applicable deductions for taxes. In addition, the vesting of 9,667 restricted shares of Company common stock owned by Mr. Strong was accelerated. In addition, pursuant to this agreement, Mr. Strong agreed to certain customary confidentiality, non-competition, non-disparagement and non-solicitation provisions, and also agreed to release the Company from certain claims in connection with his employment.

Other than those rights offered by the Executive Retention Agreement approved by the Board on February 17, 2020, none of our Named Executive Officers had any contractual right to any severance or change of control payments under any employment or severance agreement, although we do sometimes make severance payments on a case-by-case basis.

The Executive Retention Agreement, the form of which was approved by the Board on February 17, 2020, creates an obligation of the Company to pay severance to certain executive employees, as described in “Compensation Discussion and Analysis—Employment Agreements.” Certain Named Executive Officers, including Mr. Johnson, Mr. Nielsen, Ms. Lee, Mr. Lee, and Mr. Weight have signed an Executive Retention Agreement.

Our executive officers hold RSUs issued under our 2005 Plan, and the vesting of such awards may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the holder within a period of time after a change of control has occurred. The 2005 Plan provides that if a merger or change of control (as defined in the plan) occurs, outstanding awards will be assumed by the successor or an equivalent award will be substituted, or the award will vest and the participant will have the right to exercise the award. The 2005 Plan also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.

In addition, as described above, our Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer, and at December 31, 2020 none of our Named Executive Officers except for Mr. Lee had any funds in the Deferred Compensation Plan.

Certain of our Named Executive Officers hold options granted under the Medici Option Plan, and the vesting and exercisability of such options may be accelerated in connection with a change of control (as defined in the Medici Option Plan) or otherwise.

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Executive Compensation / Compensation Discussion and Analysis

Certain of our Named Executive Officers hold options or other awards granted under the tZERO Plan. The tZERO Plan provides that in the event of a change of control (as defined in the tZERO Plan), the administrator shall, unless the award provides otherwise, accelerate, vest or cause the restrictions to lapse with respect to all awards outstanding under the plan prior to the change in control.

Certain of our Named Executive Officers hold options granted under the MLG Option Plan, and the vesting and exercisability of such options may be accelerated in connection with a change of control (as defined in the MLG Option Plan) or otherwise.

Security Ownership Requirements

We do not have any policy requiring our Named Executive Officers or directors to own any specified amount of our common stock.

Hedging Policy

We have a policy prohibiting directors, officers and other employees and members of their immediate families from engaging in short sales of our stock or otherwise engaging in any transaction intended to hedge against or profit from any decrease in the market value of our securities.

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Executive Compensation / Compensation Committee Report

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2021 proxy statement.

Barclay F. Corbus (Chair)

Joseph J. Tabacco, Jr.

Barbara H. Messing

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Executive Compensation / Compensation Tables and Narratives

Compensation Tables and Narratives

Compensation Paid to Executive Officers

The following table sets forth information for the three years ended December 31, 2020 concerning the compensation for services in all capacities to the Company and its subsidiaries of (i) our principal executive officer during 2020, (ii) each of the three individuals who served as our principal financial officer during 2020, (iii) our three most highly compensated executive officers who were serving as such at December 31, 2020 other than our principal executive officer and our three principal financial officers. We refer to these individuals throughout this proxy statement as the “Named Executive Officers.”

The material factors necessary to understand the summary compensation table and the grants of plan-based awards table below are described above in the Compensation Discussion and Analysis and in the footnotes to the summary compensation table.

Summary Compensation Table

Name & Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)		Option Awards: (2)		All Other Compensation	Total

Jonathan E. Johnson III (3) Chief Executive Officer and Director (principal executive officer)	2020	$629,808	$275,000	$451,500				$ 76,010	$1,527,318
				$95,000	**
	2019	$482,116	$500,000	$374,000		$249,680		$ 72,561	$1,678,357

Adrianne B. Lee (4) Chief Financial Officer (principal financial officer)	2020	$304,616	$210,000	$135,900		$—		$ 48,350	$698,866

Robert P. Hughes (5) Former Acting Chief Financial Officer (principal financial officer)	2020	$403,077	$85,000	$90,300		$20,516	***	$ 29,564	$628,457
	2019	$305,002	—	—		$41,875		$ 27,443	$374,320
	2018	$254,232	$5,769	$1,489,000		$8,531		$ 25,798	$1,783,331

Anthony D. Strong (6) Former Acting Chief Financial Officer (principal financial officer)	2020	$113,077	$25,000	$90,300		$—		$118,914	$347,291

David J. Nielsen (7) President, Retail	2020	$449,039	$200,000	$361,200		$—		$ 24,848	$1,035,087
	2019	$384,039		$374,000		—		$ 23,444	$781,482

Carter P. Lee (8) Chief Administrative Officer	2020	$322,116	$160,000	$180,600				$ 23,412	$686,128

Joel G. Weight (9) Chief Technology Officer	2020	$300,981	$150,000	$180,600				$ 20,226	$651,807

*	Relates to common stock of Medici Ventures under non-qualified stock options granted pursuant to the Medici Option Plan.

**	Relates to restricted stock units of tZERO common stock granted pursuant to the tZERO Plan.

***	Relates to common stock of MLG under non-qualified stock options granted pursuant to the MLG Option Plan.

(1)	Amounts shown reflect actual salary paid, which may vary slightly from the salary set by the Compensation Committee, due to salary being calculated on a daily rather than annual basis.

(2)

Amounts shown are the aggregate grant date fair value of the awards, determined in accordance with FASB ASC Topic 718 and do not correspond to the actual value that will be realized by the Named Executive Officers. Assumptions used in the calculation of these amounts are included in Note 17 to our audited financial statements for fiscal year 2020, which are included in our Annual Report.

(3)

Mr. Johnson serves as our principal executive officer. Mr. Johnson was given a $275,000 bonus for his individual performance and contribution to the Company in 2020. On June 10, 2020, Mr. Johnson was granted 50,000 restricted stock units of tZERO with a grant date value of $47,500. On August 10, 2020, Mr. Johnson was granted 100,000 restricted stock units of tZERO with a grant date value of $95,000 which was paid as compensation for his services as Chairman of the Board of tZERO for the third quarter of 2020 through the second quarter of 2021 (of which 50,000 RSUs and $47,500 relate to his service in the third and fourth quarter of 2020). Amounts shown in “All Other Compensation” in 2020 for Mr. Johnson include $50,000 for compensation for his service as Chairman of the Board of tZERO for the first and second quarters of

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2020; 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,100; imputed income for group term life insurance in the amount of $3,312; premiums paid by the Company for supplemental disability insurance in the amount of $4,398; Utah State bar dues paid by the Company in the amount of $571; California State bar dues paid by the Company in the amount of $597; and imputed income for food purchased in the Company’s subsidized café in the amount of $33. Mr. Johnson was not a Named Executive Officer during 2018; consequently, information for that year is not included.

(4)

Ms. Lee serves as our principal financial officer beginning March 31, 2020. Ms. Lee was given a $60,000 one-time sign-on bonus when she joined the Company and another $150,000 bonus for her individual performance and contribution to the Company in 2020. Amounts shown in “All Other Compensation” in 2020 for Ms. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $15,692; relocation reimbursement in the amount of $32,000; and imputed income for group term life insurance in the amount of $658. Ms. Lee was not a Named Executive Officer during 2019 or 2018; consequently, information for those years is not included.

(5)

Mr. Hughes served as our principal financial officer from September 20, 2019 to March 12, 2020. On February 17, 2020, a bonus was given to Mr. Hughes in the amount of $75,000 in cash and 10,000 RSUs (having a one-year vesting schedule) for his efforts in 2019 and 2020 while undertaking increased responsibilities as Acting Chief Financial Officer. On April 17, 2020 Mr. Hughes also received an individual bonus in the amount of $10,000 for his efforts in raising capital for MLG in 2020. On December 3, 2020 Mr. Hughes was granted a non-qualified stock option with a grant date fair value of $20,516 to acquire up to 7,500 shares of MLG common stock pursuant to the MLG Option Plan. Amounts shown in “All Other Compensation” in 2020 for Mr. Hughes include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,100; imputed income for group term life insurance in the amount of $5,940; premiums paid by the Company for supplemental disability insurance in the amount of $5,386; cellular phone reimbursement in the amount of $840; payment for home office related expenses in the amount of $150, and imputed income for food purchased in the Company’s subsidized café in the amount of $148.

(6)

Mr. Strong served as our principal financial officer from March 12, 2020 to March 31, 2020. On February 17, 2020, a bonus was given to Mr. Strong in the amount of $25,000 in cash for the increased responsibilities he assumed as Acting Chief Financial Officer. Although Mr. Strong received 10,000 RSUs on February 17, 2020, with a grant date value of $90,300, such RSU’s that were not accelerated under his severance agreement were forfeited when his employment with the Company ceased. Amounts shown in “All Other Compensation” in 2020 for Mr. Strong include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $11,144; imputed income for group term life insurance in the amount of $273; premiums paid by the Company for supplemental disability insurance in the amount of $1,250; severance in the amount of $81,291; paid time off in the amount of $24,233; cellular phone reimbursement in the amount of $369; and imputed income for food purchased in the Company’s subsidized café in the amount of $354. Mr. Strong was not a Named Executive Officer during 2019 or 2018; consequently, information for those years is not included.

(7)

Mr. Nielsen serves as our President, Retail. Mr. Nielsen was given a $200,000 bonus for his individual performance and contribution to the Company in 2020. Amounts shown in “All Other Compensation” in 2020 for Mr. Nielsen include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,100; imputed income for group term life insurance in the amount of $2,314; premiums paid by the Company for supplemental disability insurance in the amount of $4,453; cellular phone reimbursement in the amount of $840; and imputed income for food purchased in the Company’s subsidized café in the amount of $141. Mr. Nielsen was not a Named Executive Officer during 2018; consequently, information for that year is not included.

(8)

Mr. Lee serves as our Chief Administrative Officer. Mr. Lee was given a $160,000 bonus for his individual performance and contribution to the Company in 2020. Amounts shown in “All Other Compensation” in 2020 for Mr. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,100; imputed income for group term life insurance in the amount of $1,624; premiums paid by the Company for supplemental disability insurance in the amount of $3,691; cellular phone reimbursement in the amount of $840; and imputed income for food purchased in the Company’s subsidized café in the amount of $157. Mr. Lee was not a Named Executive Officer during 2019 or 2018; consequently, information for those years is not included.

(9)

Mr. Weight serves as our Chief Technology Officer. Mr. Weight was given a $130,000 bonus for his individual performance and contribution to the Company in 2020. On January 27, 2020, Mr. Weight also received an individual bonus in the amount of $20,000 for his efforts in 2020. Amounts shown in “All Other Compensation” in 2020 for Mr. Weight include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $16,779; imputed income for group term life insurance in the amount of $984; premiums paid by the Company for supplemental disability insurance in the amount of $1,762; cellular phone reimbursement in the amount of $600; and imputed income for food purchased in the Company’s subsidized café in the amount of $102. Mr. Weight was not a Named Executive Officer during 2019 or 2018; consequently, information for those years is not included.

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Executive Compensation / Compensation Tables and Narratives

Grants of Plan-Based Awards

The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2020.

Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Equity Awards: Number of Securities Underlying Shares (2)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (3)

Jonathan E. Johnson III (4)	February 17, 2020	50,000			$451,500

	June 10, 2020**		50,000**		$ 47,500

	August 10, 2020**		50,000**		$ 47,500

Adrianne B. Lee	April 1, 2020	30,000			$135,900

Robert P. Hughes (5)	February 17, 2020	10,000			$ 90,300

	December 3, 2020***		7,500***	$17.22	$ 20,516

Anthony D. Strong (6)	February 17, 2020	10,000			$ 90,300

David J. Nielsen	February 17, 2020	40,000			$361,200

Carter P. Lee	February 17, 2020	20,000			$180,600

Joel G. Weight	February 17, 2020	20,000			$180,600

*	Relates to common stock of Medici Ventures under non-qualified stock options granted pursuant to the Medici Option Plan.

**	Relates to restricted stock units of tZERO common stock granted pursuant to the tZERO Plan.

***	Relates to common stock of MLG under non-qualified stock options granted pursuant to the MLG Option Plan.

(1)	Amounts reported relate to RSU grants under our 2005 Plan, which were made on the dates indicated. See “—Elements of Compensation—2005 Plan,” above.

(2)	Options or RSUs were granted pursuant to the Medici Option Plan, tZERO Plan, or the MLG Option Plan, as indicated.

(3)

Amounts reported are the grant date fair value of the awards, determined in accordance with FASB ASC Topic 718. The shares with a grant date of February 17, 2020 had a value of $9.03 per share at the close of business on February 14, 2020, which is the last business day before the grant date which was on a federal holiday. The shares with grant date of April 1, 2020 had a value of $4.53 per share, which is the share price at the close of business on April 1, 2020. The awards made pursuant to our 2005 Plan vest in three equal annual increments on the first three anniversaries of the applicable grant date, with one exception. The 2005 Plan awards made to Mr. Hughes all vest one year from the grant date. The fair market value of the restricted stock units in tZERO on the 2020 grant dates was $0.95 per share. The 50,000 RSUs in tZERO issued on June 10, 2020 have a three-year vesting schedule; the tZERO RSUs issued on August 10, 2020 as compensation for Mr. Johnson’s service as Chairman of the Board (of which 50,000 RSUs valued at $47,500 relate to his service in the third and fourth quarters of 2020) have a 12-month vesting schedule. All tZERO RSUs are subject to a separate liquidity vesting condition which must be triggered prior to full vesting of the awards. The fair market value of the options to purchase shares of MLG on the grant date was $2.74 per share on December 3, 2020 and the options have a three-year vesting schedule.

(4)

Mr. Johnson received awards of Overstock RSUs from the Company, which will vest in three equal annual increments on the first three anniversaries of the grant date. The 50,000 tZERO RSUs issued on June 10, 2020 will vest in three equal annual increments on the first three anniversaries of the grant date. The 100,000 tZERO RSUs issued on August 10, 2020 (of which 50,000 RSUs valued at $47,500 relate to Mr. Johnson’s service during the third and fourth quarters of 2020) will vest in twelve equal monthly increments beginning on the grant date. All tZERO RSUs are subject to a separate liquidity vesting condition which must be triggered prior to full vesting of the awards.

(5)

Mr. Hughes received an award of Overstock RSUs which will vest one year from the grant date. Mr. Hughes also received an award of MLG options, which will vest in three equal annual increments on the first three anniversaries of the grant date.

(6)

Mr. Strong received an award of Overstock RSUs which were to vest in three equal annual increments on the first three anniversaries of the grant date. Mr. Strong left the Company on August 13, 2020, at which time amounts shown in “All Other Stock Awards: Number of Shares or Stock or Units” that were not accelerated under the terms of his severance agreement were forfeited.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2020.

Outstanding Equity Awards at Fiscal Year-End (1)

	Option Awards (2)						Stock Awards (3)

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($) (4)	Award Grant Date

Jonathan E. Johnson III	14,000	*	—		3.33	7/26/2027
	1,666	*	834	*	281.71	4/18/2028
	666	*	1,334	*	288.38	2/13/2029
							66,666	**	$ 63,333	6/1/2019
							50,000	**	$ 47,500	6/10/2020
							29,167	**	$ 27,708	8/10/2020
							1,667		$ 79,965	1/26/2018
							13,334		$ 639,631	2/13/2019
							50,000		$2,398,500	2/17/2020

Adrianne B. Lee							30,000		$1,439,100	4/1/2020
Robert P. Hughes (5)	66	*	34	*	281.71	4/18/2028
	4,166	***	8,334	***	14.50	4/30/2029
	0		7,500	***	17.22	12/3/2030
							6,667		$ 319,815	1/26/2018
							10,000		$ 479,700	2/17/2020

Anthony D. Strong (6)							—		—	—
David J. Nielsen							2,667		$ 127,935	10/30/2018
							13,334		$ 639,631	2/13/2019
							40,000		$1,918,800	2/17/2020

Carter P. Lee							5,000		$ 239,850	1/26/2018
							13,334		$ 639,631	2/13/2019
							20,000		$ 959,400	2/17/2020
Joel G. Weight	7,500	*	—		3.33	7/26/2027
	1,000	*	500	*	281.71	4/18/2028
	666	*	1,334	*	288.38	2/13/2029
							20,000		$ 959,400	2/17/2020

*	Relates to common stock of Medici Ventures under non-qualified stock options granted pursuant to the Medici Option Plan.

**

Relates to common stock of tZERO under restricted stock units granted pursuant to the tZERO Plan which have service vested. Mr. Johnson received 100,000 RSUs in tZERO, valued at $95,000 on August 10, 2020, for his service as Chairman of the Board (of which 50,000 RSUs valued at $47,500 relate to his service in the third and fourth quarters 2020). All tZERO restricted stock units are subject to a separate liquidity vesting condition which must be triggered prior to full vesting of the awards.

***	Relates to common stock of MLG under non-qualified stock options granted pursuant to the MLG Option Plan.

(1)

Except as shown in the table and as described in the following footnotes, awards shown in this table consist of RSUs granted under the Company’s 2005 Plan. Certain of our executive officers hold options or RSUs to acquire shares of Medici Ventures, tZERO, and/or MLG. The table indicates each award that relates to equity of Medici Ventures, tZERO, and/or MLG. All other awards shown relate to Overstock common stock.

(2)

Medici Ventures stock options shown in the table vest over a three-year period commencing on the date of grant in three equal annual increments. MLG stock options shown in the table vest over a three-year period commencing on the date of grant in three equal annual increments.

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(3)

Overstock RSUs awarded during 2020, 2019 and 2018 vest over a three-year period commencing on the date of grant in three equal annual increments, with one exception. The 10,000 Overstock RSUs granted to Mr. Hughes on February 17, 2020 all vest one year from the grant date. tZERO RSUs, shown in the table vest over a three-year period commencing on the date of grant in three equal annual increments, with one exception. The 100,000 tZERO RSUs granted to Mr. Johnson on August 10, 2020, for his service as Chairman of the Board (of which 50,000 RSUs valued at $47,500 relate to his service in the third and fourth quarters 2020), have a monthly vesting schedule. All tZERO restricted stock units are subject to a separate liquidity vesting condition which must be triggered prior to full vesting of the awards.

(4)

Market values for Overstock RSU grants have been computed by multiplying the closing market price of Overstock’s common stock on December 31, 2020, which was $47.97, by the number of shares or units. Market values for tZERO RSU grants have been computed by multiplying an independent valuation of tZERO’s common stock on April 30, 2020, which was $0.95 per share, by the number of shares or units.

(5)	The 10,000 Overstock RSUs granted to Mr. Hughes on February 17, 2020 all vest one year from the grant date.

(6)

Mr. Strong left the Company on August 13, 2020. Amounts shown in “Stock Awards” for 2020 for Mr. Strong, that were not accelerated under the terms of his severance agreement, were forfeited. See “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

Option Exercises and Stock Vested in 2020

The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the Named Executive Officers.

Option Exercises and Stock Vested (1)

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value Realized on exercise ($)	Number of Shares Acquired on Vestings (#)	Value Realized on Vestings (2)($)

Jonathan E. Johnson III	—	—	11,667	$ 100,435

			33,334**	$ 31,667

			20,834**	$ 19,792

Adrianne B. Lee	—	—	—	—

Robert P. Hughes	—	—	11,667	$ 94,336

Anthony D. Strong	—	—	15,001	$1,216,379

David J. Nielsen	—	—	9,333	$ 209,546

Carter P. Lee	—	—	16,666	$ 140,827

Joel G. Weight	—	—	—	—

*	Relates to common stock of Medici Ventures under non-qualified stock options granted pursuant to the Medici Option Plan.

**

Relates to common stock of tZERO under restricted stock units granted pursuant to the tZERO Plan which have service vested. Mr. Johnson received 100,000 RSUs in tZERO, valued at $95,000 on August 10, 2020, for his service as Chairman of the Board (of which 50,000 RSUs valued at $47,500 relate to his service in the third and fourth quarters 2020). All tZERO restricted stock units are subject to a separate liquidity vesting condition which must be triggered prior to full vesting of the awards.

***	Relates to common stock of MLG under non-qualified stock options granted pursuant to the MLG Option Plan.

(1)	Except as shown in the table and as described in the following footnotes, awards shown in this table consist of RSUs granted under the Company’s 2005 Plan.

(2)

Amount for RSUs granted under the Company’s 2005 Plan is the number of shares of stock acquired upon vesting multiplied by the market price (closing price) of the Company’s common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day). Amount for RSUs granted under the tZERO Plan is the number of shares of stock acquired upon vesting multiplied by an independent valuation of tZERO’s common stock on April 30, 2020, which was $0.95 per share.

Nonqualified Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan for senior management, which also became available to employees making more than $170,000 in 2021. The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make

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discretionary contributions to participants’ accounts. We may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. Participants are permitted to select from a limited number of investment alternatives, which are identified below. The investment alternatives were selected by the Company. A participant may change his or her selection of investment funds no more than six times each year. Eligible members of senior management, including the Named Executive Officers, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. Subject to plan restrictions and subject to prior distribution as a result of retirement, separation from service for other reasons, disability or death, and subject to other restrictions, each participant designates the timing of his or her distributions and whether payment is to be made in a lump sum or in equal annual installments over a period of up to five years. Subject to various restrictions, a participant may periodically change the timing of his or her distributions. During 2020 none of our Named Executive Officers except Mr. Lee participated in the Deferred Compensation Plan.

Compensation of Directors

The Compensation Committee is responsible for recommending to the Board the compensation of our non-employee directors. The Compensation Committee is empowered to engage outside advisors, experts, and others to assist it. As part of its annual review process, the Compensation Committee reviews the non-employee director compensation program to evaluate whether it is competitive with market practices by considering the Company’s historical practices with respect to outside director compensation. The Compensation Committee and Board will continue to monitor compensation trends, competitive practices, tax regulations, and other matters related to non-executive director compensation, and make adjustments as appropriate.

During 2020 we paid our non-employee directors annual cash fees of $75,000 with payments on a quarterly basis, except for our Chairwoman, Allison H. Abraham, who we paid at an annual rate of $150,000, with payments on a quarterly basis. The Compensation Committee also grants RSU awards to our non-employee directors annually, generally at the first Board meeting after the director first joins the Board, and then periodically thereafter. In 2020 the Compensation Committee granted RSUs to our non-employee directors as follows:

Name	Grant Date	Number of Restricted Stock Units (1)	Closing Price of Common Stock on Date (2)

Allison H. Abraham	February 17, 2020	10,000	$ 9.03

Barclay F. Corbus	February 17, 2020	10,000	$ 9.03

Joseph J. Tabacco, Jr.	February 17, 2020	10,000	$ 9.03

Dr. Robert J. Shapiro	February 17, 2020	10,000	$ 9.03

William B. Nettles, Jr.	June 17, 2020	5,000	$22.45

Barbara H. Messing	August 4, 2020	3,944	$82.40

(1)	The RSUs vest over a three-year period in three equal annual increments on the first, second, and third anniversaries of the grant date.

(2)

The shares with a grant date of February 17, 2020 had a value of $9.03 per share at the close of business on February 14, 2020, which is the last business day before the grant date which was on a federal holiday during which the Nasdaq Global Market was closed.

None of our directors or director nominee has any agreement or arrangement with any third party that relates to compensation or other payment in connection with that person’s candidacy or service as a director of the Company. The Board’s determination of the compensation that non-employee directors receive has two components. The first is the amount of time and effort the directors are required to devote to the Company’s business. The second component is the Board’s perception of the approximate value of the grant of the RSUs, based on the recent and historical market values of the underlying common stock, and considering the restricted nature of the grants. The Board attempts to establish the annual grant at a level that, together with the quarterly cash compensation paid to the non-employee directors, provides fair compensation to the non-employee directors for their services to the Company. During 2020, the 2005 Plan provided that awards to any non-employee director plus the cash fees payable to the director during

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Executive Compensation / Compensation Tables and Narratives

such fiscal year for service as a non-employee director would not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board. On an annual basis, the Company’s Chairperson and Chief Executive Officer have historically made recommendations regarding the RSU grants, and the Board members have discussed the proposals.

Jonathan E. Johnson III serves as a member of Overstock’s Board of Directors. Mr. Johnson also serves as Chief Executive Officer of Overstock and President, Medici Ventures. Mr. Johnson does not receive any additional compensation for serving as a member of Overstock’s Board of Directors. Consequently, Mr. Johnson is not included in the Director Compensation Table. Mr. Johnson also serves as Chairman of the tZERO Board of Directors, for which he received $50,000 for his service in the first and second quarters of 2020, and 100,000 RSUs in tZERO, with a value of $95,000, for his service in the third quarter of 2020 through the second quarter of 2021 (of which 50,000 RSUs valued at $47,500 relate to his service in the third and fourth quarters of 2020), as reported in the Summary Compensation Table included in this proxy.

We have a non-employee director nonqualified deferred compensation plan, which allows directors to defer receipt of compensation otherwise payable to them under our existing compensation plans. The terms of the non-employee nonqualified deferred compensation plan are substantially the same as those of our Deferred Compensation Plan for senior management. None of our directors has ever participated in the non-employee director nonqualified deferred compensation plan.

The following table sets forth the compensation paid to or accrued by the Company with respect to each non-employee member of the Board of Directors during the year ended December 31, 2020. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)($)	All Other Compensation ($)	Total ($)

Allison H. Abraham	$150,000	$ 90,300	—	$240,300

Barclay F. Corbus	$ 75,000	$ 90,300	—	$165,300

Joseph J. Tabacco, Jr.	$ 75,000	$ 90,300	—	$165,300

Dr. Robert J. Shapiro(2)	$ 56,250	$ 90,300	$28,750	$175,300

William B. Nettles, Jr.(3)	$ 37,500	$112,250	—	$149,750

Barbara H. Messing(4)	$ 18,750	$324,986	—	$343,736

(1)

The Stock Awards represent the grant date fair value of restricted stock awards, determined in accordance with FASB ASC Topic 718. At December 31, 2020, the number of RSUs held by each non-employee director was as follows: Ms. Abraham: 18,300; Mr. Corbus: 18,300; Mr. Tabacco: 18,300; Dr. Shapiro: 10,000; Mr. Nettles: 5,000; and Ms. Messing: 3,944.

(2)

Dr. Shapiro was appointed to the Board on February 17, 2020, after which time he received three quarterly payments of $18,750 for his service on the Board. Amounts included in ‘All Other Compensation” includes $18,750 which Dr. Shapiro received for serving on the Board of Medici Ventures, and includes $10,000 for serving on the Board of MLG.

(3)	Mr. Nettles was appointed to the Board on June 12, 2020, after which time he received two quarterly payments of $18,750 for his service on the Board.

(4)	Ms. Messing was appointed to the Bard on August 4, 2020, after which time she received one quarterly payment of $18,750 for her service on the Board.

Potential Payments Upon Termination or Change of Control

Acceleration upon change of control

Other than our Executive Retention Agreement described in “Compensation Discussion and Analysis—Employment Agreements,” and except as described below in connection with a change of control or certain changes following a

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change of control, none of our Named Executive Officers has any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to the Named Executive Officer at, following, or in connection with any termination of the Named Executive Officer or change in the Named Executive Officer’s responsibilities.

No Named Executive Officer is entitled to any payment or accelerated benefit in connection with a change of control of the Company, or a change in his or her responsibilities following a change of control, except for potential accelerated vesting of awards granted under (i) our 2005 Plan, (ii) the tZERO Plan, (iii) the MLG Option Plan, and (iv) the Medici Option Plan.

2005 Plan

The 2005 Plan has complex definitions of “change of control” and resigning for “good reason.” Generally speaking, a change of control occurs if (i) we sell or liquidate all or substantially all of our assets; (ii) with certain exceptions, someone, including a group, acquires beneficial ownership of 50% or more of our stock; (iii) a change in the composition of our Board occurs within a one-year period, resulting in less than a majority of our directors being persons approved by existing directors; or (iv) any merger or consolidation of the Company occurs with any other corporation, other than one resulting in the voting securities of the Company prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power of the Company or such surviving entity or its parent after such merger or consolidation.

The 2005 Plan is a “double trigger” plan, meaning that unvested awards automatically vest immediately only if (i) there is a change of control and (ii) if stock options and RSUs are assumed or substituted with stock options or RSUs of the surviving company, the participant is terminated or resigns for good reason within 18 months after the change of control. Generally speaking, a resignation is “for good reason” if it results from: (i) the resigning participant having materially reduced duties, title, authority or responsibilities; (ii) the resigning participant having his or her base salary reduced; (iii) the resigning participant having his or her primary work location moved to a facility or a location outside of a 35-mile radius from our present facility or location, or (iv) any act or set of facts or circumstances which would, under applicable case law or statute, constitute a constructive termination of the participant. If the successor entity refuses to assume or substitute for outstanding equity awards, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the participant will fully vest in the award. For purposes of the 2005 Plan, an award will be considered assumed if, following the change of control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the change of control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change of control is not solely common stock of the successor entity or its parent, the administrator of the 2005 Plan may, with the consent of the successor entity, provide for the consideration to be received, for each share and each unit/right to acquire a share subject to the award, to be solely common stock of the successor entity or its parent equal in fair market value to the per share consideration received by holders of common stock in the change of control. The 2005 Plan includes provisions intended to prevent violations of Section 409A of the Internal Revenue Code. It also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.

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Executive Compensation / Compensation Tables and Narratives

The following table shows the estimated potential incremental value of awards that would have vested for our Named Executive Officers as of December 31, 2020 under the acceleration scenarios described above under the 2005 Plan. The accelerated RSU award value is calculated by multiplying the number of accelerated units by the closing price of the underlying shares on December 31, 2020 ($47.97).

Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Total-With Acceleration ($)

Jonathan E. Johnson III	—	$3,118,098	$3,118,098	$3,118,098

Adrianne B. Lee	—	$1,439,100	$1,439,100	$1,439,100

Robert P. Hughes	—	$799,516	$799,516	$799,516

Anthony D. Strong (1)	—	—	—	—

David J. Nielsen	—	$2,686,368	$2,686,368	$2,686,368

Carter P. Lee	—	$1,838,882	$1,838,882	$1,838,882

Joel G. Weight	—	$959,400	$959,400	$959,400

(1)	Mr. Strong left the company on August 13, 2020, at which time he forfeited his unvested equity awards that were not accelerated under his severance agreement.

The following table shows the estimated potential aggregate amounts our Named Executive Officers could have realized from awards and Deferred Compensation Plan account distributions if their employment had terminated as of the last business day of fiscal 2020, both including and excluding amounts from accelerated vesting of awards as detailed in the table above. The “Total-No Acceleration” column assumes none of the acceleration scenarios covered above has occurred. The “Total-With Acceleration” column assumes acceleration of all unvested awards under one or more of the scenarios covered above.

Name	Aggregate Value of Vested Equity Awards ($)	Deferred Compensation Plan Account Balances (1) ($)	Total-No Acceleration ($)	Aggregate Value of Unvested Equity Awards ($)	Total-With Acceleration ($)

Jonathan E. Johnson III	—	—	—	$3,118,098	$3,118,098

Adrianne B. Lee	—	—	—	$1,439,100	$1,439,100

Robert P. Hughes	—	—	—	$799,516	$799,516

Anthony D. Strong (2)	—	—	—	—	—

David J. Nielsen	—	—	—	$2,686,368	$2,686,368

Carter P. Lee	—	$144,756	—	$1,838,882	$1,983,638

Joel G. Weight	—	—	—	$959,400	$959,400

(1)	To date we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer.

(2)	Mr. Strong left the company on August 13, 2020, at which time he forfeited his unvested equity awards that were not accelerated under his severance agreement.

Medici Option Plan

Mr. Johnson, Mr. Hughes, and Mr. Weight previously held options that were granted under the Medici Option Plan. However, they each tendered all options held in the tender offer that was announced by Medici Ventures on January 26, 2021, and accordingly, no longer own any such options.

tZERO Plan

Mr. Johnson holds RSUs granted under the tZERO Plan. Unless the relevant equity grant award states otherwise, a ”Change in Control” as defined under the tZERO Plan requires the administrator of the plan to accelerate, vest, or cause the lapse of restrictions applicable to awards outstanding under the plan. “Change in Control” as defined in the

46 | 2021 Proxy Statement

Executive Compensation / Compensation Tables and Narratives

tZERO Plan generally means (i) a business combination transaction other than one where the stockholders of tZERO immediately prior to the transaction continue to own 50% or more of the voting power of tZERO; (ii) a sale or other transfer of voting securities possessing more than 50% of tZERO’s total voting power to a single person or entity (or persons or entities acting in concert); or (iii) a sale of all or substantially all of tZERO and its subsidiaries’ assets to a to a single person or entity (or persons or entities acting in concert) other than an entity owned by the Company in substantially the same proportion as the Company owns tZERO’s common stock of tZERO; in each case, other than an equity financing conducted for primary capital raising purposes.

If all of the unvested tZERO restricted stock units Mr. Johnson held at December 31, 2020 were vested at that date under the acceleration scenario described above, the incremental value of the accelerated vested restricted stock units at December 31, 2020 would have been $138,541, based on our estimate of the value of the tZERO common stock of $0.95 per share on December 31, 2020.

MLG Option Plan

Mr. Hughes holds options granted under the MLG Option Plan. A change of control does not automatically cause the acceleration of awards under the plan, but the administrator of the plan has the power to accelerate the vesting of awards under the plan at any time, including upon or in connection with a change of control of Medici Ventures. “Change in Control” as defined in the MLG Option Plan generally means (i) Medici Ventures, when combined with Dr. Patrick Byrne (the Company’s former Chief Executive Officer), together with any entity or entities directly or indirectly controlled by Medici Ventures or Dr. Byrne, becomes the legal or beneficial owner of a number of shares of stock of MLG having less than a majority of the total voting power of the then outstanding stock of MLG; (ii) the consummation of the sale or disposition by MLG of all or substantially all its assets; (iii) consummation of a merger or consolidation of MLG with any other corporation, other than a merger or consolidation which would result in the voting securities of MLG outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of MLG or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) an IPO of MLG.

If all of the unvested MLG options Mr. Hughes held at December 31, 2020 were vested at that date, the incremental value of the accelerated vested options at December 31, 2020 would have been $22,668, based on our estimate of the value of the MLG common stock of $17.22 per share on December 31, 2020 less the exercise price of such options.

No acceleration of equity awards upon retirement, death, or disability

The vesting of the RSUs outstanding under our 2005 Plan does not accelerate automatically upon retirement, death or disability. We do not have any options outstanding under our 2005 Plan.

Under the Medici Option Plan, MLG Option Plan and the tZERO Plan, unless otherwise provided in an award agreement, the vesting of awards under those plans does not accelerate automatically upon retirement, death or disability, and none of the outstanding awards provides otherwise.

Deferred compensation plan

As described above, we have a Deferred Compensation Plan, which allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. None of our Named Executive Officers except Mr. Lee had any funds in the Deferred Compensation Plan at December 31, 2020.

2021 Proxy Statement | 47

Executive Compensation / Compensation Tables and Narratives

CEO Pay Ratio

Following is a description of the relationship of the total annual compensation of our median employee identified in 2020 under the below criteria (“Median Employee”), and the total annual compensation of our CEO, Mr. Johnson.	19.52 to 1 CEO PAY RATIO

The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2020, our last completed fiscal year:

•	the annual total compensation of our Median Employee was $78,248; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $1,527,318.

•	Based on this information, for 2020 the ratio of the annual total compensation of our CEO, to the annual total compensation of our Median Employee is 19.52 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used were as follows:

•

We determined that, as of October 1, 2020, our employee population consisted of approximately 1,782 individuals working at Overstock.com, Inc. and its consolidated subsidiaries, with 95.3% of these individuals located in the United States, and the remaining 4.7% located in Ireland. Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below), consisted of approximately 1,698 individuals. As permitted by SEC rules, because our non-U.S. employees account for 5% or less of our total employees, we elected to exclude all of our non-U.S. employees. We used our existing internal payroll records to determine that non-U.S. employees accounted for 5% or less of our total employees as of October 1, 2020. The jurisdictions from which we have excluded employees, and the approximate number of employees excluded from each such jurisdiction are as follows:

Country	Approximate No. of Excluded Employees

Ireland	84

The total number of our U.S. and non-U.S. employees irrespective of any exemption permitted by SEC rules was 1,782, and the total number of our U.S. and non-U.S. employees used for our de minimis calculation set forth above was 1,698.

To identify the “median employee” from our employee population, we used our internal records, which track annualized wages and salaries for all of our employees as well as additional pay components such as overtime, paid time off, bonuses, and other benefits provided by the Company to come up with total compensation for each of the 1,698 employees.

Using this methodology, we determined that our “Median Employee” is a full-time, salaried employee located in Carlisle, Pennsylvania, with a base salary for the 12-month period ended December 31, 2020 in the amount of $64,750. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $78,248. The difference between such employee’s annual base salary and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $1,575 and a bonus provided by the Company in the amount of $11,923 for efforts made in 2020.

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Executive Compensation / Compensation Tables and Narratives

With respect to the annual total compensation of our CEO in 2020, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in our 2020 proxy statement without annualizing the compensation because Mr. Johnson was employed directly or indirectly by the Company during the entirety of 2020.

Equity Compensation Plan Information

The Company

The following table provides information as of December 31, 2020 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding restricted stock units (1)	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	639,219	$ 0	1,997,498

Equity compensation plans not approved by security holders	0	N/A	0

Total	639,219	$ 0	1,997,498

(1)	At December 31, 2020 we had no Company options or warrants outstanding. The actual exercise price is the par value of the shares, which is $0.0001 per share.

Medici Ventures

The following table provides supplemental information as of December 31, 2020 with respect to shares of common stock of Medici Ventures that may be issued under Medici Ventures’ existing equity compensation plans. The shares of common stock of Medici Ventures are not convertible into or exchangeable for shares of the Company’s common stock or any other equity interest in the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders (2)	0	N/A	0

Equity compensation plans not approved by security holders(2)	117,881	$99.76	9,319

Total	117,881	$99.76	9,319

(1)	At December 31, 2020 Medici Ventures had 900,000 shares of common stock outstanding, all of which were held by the Company.

(2)	The Medici Ventures equity compensation plan was approved by Overstock, as the sole stockholder of Medici Ventures.

2021 Proxy Statement | 49

Executive Compensation / Compensation Tables and Narratives

tZERO

The following table provides supplemental information as of December 31, 2020 with respect to shares of common stock of tZERO that may be issued under tZERO’s existing equity compensation plans. The shares of common stock of tZERO are not convertible into or exchangeable for shares of the Company’s common stock or any other equity interest in the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders (2)	0	N/A	0

Equity compensation plans not approved by security holders (2)	11,449,685	N/A	550,315

Total	11,449,685	$0	550,315

(1)	At December 31, 2020 tZERO had 113,240,477 shares of common stock outstanding, approximately 80% of which were held by Medici Ventures.

(2)	The tZERO equity compensation plan was approved by the stockholders of tZERO.

MLG

The following table provides supplemental information as of December 31, 2020 with respect to shares of common stock of MLG that may be issued under MLG’s existing equity compensation plans. The shares of common stock of MLG are not convertible into or exchangeable for shares of the Company’s common stock or any other equity interest in the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders (2)	0	N/A	0

Equity compensation plans not approved by security holders (2)	129,933	$16.01	170,067

Total	129,933	$16.01	170,067

(1)	At December 31, 2020 MLG had 2,387,667 shares of common stock outstanding, approximately 35% of which were held by Medici Ventures.

(2)	The MLG equity compensation plan was approved by the stockholders of MLG.

50 | 2021 Proxy Statement

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.

The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.

The Audit Committee consists solely of independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.

The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors and approves the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2020 and 2019 and for each of the years in the three-year period ended December 31, 2020, (ii) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2020, and (iii) the independent registered public accounting firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2020. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards of the PCAOB and the requirements of the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions referred to above with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Commission.

Members of the Audit Committee

Allison H. Abraham (Chair)

Dr. Robert J. Shapiro

William B. Nettles, Jr.

2021 Proxy Statement | 51

Share Ownership of Management, Directors, Nominees and 5% Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock as of March 15, 2021 (except as otherwise noted below) by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

•	each of our Named Executive Officers;

•	each of our directors and nominees; and

•	all directors and executive officers as a group.

The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock held by them. Applicable percentages are based on 42,999,517 shares of common stock, 4,203,576 shares of Series A-1 Preferred Stock, and 356,713 shares of Series B Preferred Stock outstanding as of March 15, 2021, except as otherwise indicated below, and as adjusted as required by rules promulgated by the SEC. To our knowledge, at March 15, 2021, none of the persons or entities described above was the beneficial owner of any shares of our Series B Preferred Stock. Amounts based on Schedule 13G filings are as of December 31, 2020 unless otherwise noted.

	Common Stock Shares Beneficially Owned		Digital Voting Series A-1 Preferred Stock Shares Beneficially Owned		Voting Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number	Percent	Number	Percent	Number Percent

5% Stockholders

Morgan Stanley Morgan Stanley Investment Management Inc. 1585 Broadway New York, NY 10036	4,110,066 (1)	9.6%

Allianz Global Investors U.S. Holdings LLC 1633 Broadway New York, NY 10019	3,203,562 (2)	7.5%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,073,033 (3)	7.1%

Directors, Nominees and Named Executive Officers

Allison H. Abraham	90,266 (4)	*	8,206	*

Barclay F. Corbus	48,650 (5)	*	4,734	*

Joseph J. Tabacco, Jr.	69,433 (6)	*	12,090	*

Dr. Robert J. Shapiro	6,333 (7)	*	—

William B. Nettles, Jr.	— (8)		—

Barbara H. Messing	— (9)		—

Jonathan E. Johnson III	102,610 (10)	*	8,574	*

Adrianne B. Lee	— (11)		—

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Share Ownership of Management, Directors, Nominees and 5% Stockholders

	Common Stock Shares Beneficially Owned		Digital Voting Series A-1 Preferred Stock Shares Beneficially Owned		Voting Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number	Percent	Number	Percent	Number Percent

Robert P. Hughes	170 (12)	*	5,174	*

Anthony D. Strong	— (13)		(13)

David J. Nielsen	22,840 (14)	*	868	*

Carter P. Lee	16,292 (15)	*	2,845	*

Joel G. Weight	2,658 (16)	*	43	*

Directors and Executive Officers as a Group (17 persons)	404,805 (17)	1.1%	46,210	1.1%

*	Less than 1% of the outstanding shares of common stock.

(1)

Morgan Stanley has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by Morgan Stanley on filed February 12, 2021.

(2)

Allianz Global Investors U.S. Holdings LLC has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G filing made by Allianz on February 12, 2021.

(3)	The Vanguard Group has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G filing made by Vanguard on February 8, 2021.

(4)	Ms. Abraham’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(5)	Mr. Corbus’ shares include 0 shares issuable under stock-based awards within the next 60 days.

(6)	Mr. Tabacco’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(7)	Dr. Shapiro’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(8)	Mr. Nettles’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(9)	Ms. Messing’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(10)	Mr. Johnson’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(11)	Ms. Lee’s shares include 10,000 shares issuable under stock-based awards within the next 60 days.

(12)	Mr. Hughes’ shares include 0 shares issuable under stock-based awards within the next 60 days.

(13)	Mr. Strong left the Company on August 13, 2020, and the Company does not have access to information regarding his ownership.

(14)	Mr. Nielsen’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(15)	Mr. Lee’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(16)	Mr. Weight’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(17)	Shares include 10,000 shares issuable under stock-based awards within the next 60 days.

The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

2021 Proxy Statement | 53

Other Information

Certain Relationships and Related Party Transactions

Since January 1, 2020, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K except as described below. We compensate our directors and officers as described above.

From time to time we employ relatives of our directors and executive officers. During 2020 we provided compensation, including the value of equity awards based on the grant date fair value of such awards, to immediate family members of our directors and executive officers of more than $120,000 as follows:

•	We provided Seth Moore, our former Chief Strategy Officer, whose brother Adam Moore worked for the Company in 2020, total compensation of $207,671 in 2020.

•	We provided Adam Moore, who is the brother of our former Chief Strategy Officer, Seth Moore, total compensation of $138,624 in 2020.

On June 1, 2020 Mr. Johnson’s outstanding non-qualified stock options to acquire up to 100,000 shares of tZERO common stock, granted to him on June 1, 2019, were converted into the same number of restricted stock units in tZERO.

On January 26, 2021, Medici Ventures announced in a tender offer, its offer to pay cash for all outstanding options and warrants to purchase shares of Medici Ventures common stock. The following Named Executive Officers and members of the Board, Mr. Johnson, Mr. Hughes, Mr. Weight, Mr. Corbus, and Dr. Shapiro, participated in the tender offer and exchanged their options or warrants to purchase Medici Ventures common stock for cash. Mr. Johnson received $640,738 in exchange for his outstanding options to purchase shares of Medici Ventures common stock. Mr. Weight received $353,717 in exchange for his outstanding options to purchase shares of Medici Ventures common stock. Mr. Hughes, Mr. Corbus and Dr. Shapiro received amounts less than $120,000 in exchange for their outstanding options or warrants to purchase Medici Ventures common stock.

In February 2021, we hired Method Communications to perform certain public relations work for the Company at a cost of approximately $309,000 per year. The contract with Method Communications is subject to annual renewals. Mr. Johnson’s brother is an employee of Method Communications. The Audit Committee approved this transaction, in accordance with its Policies and Procedures Regarding Related Party Transactions.

Please see our discussion under “The Board—Policies and Procedures Regarding Related Party Transactions” for a description of our policies and procedures relating to related party transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act of, requires our officers and directors, and persons who own more than ten percent (10%) of our common stock, to file certain reports regarding ownership of, and transactions in, our securities with the SEC.

Based solely on a review of copies of reports furnished to us or written representations that no reports were required, we believe that all such Section 16(a) filing requirements were met in the last fiscal year except Dr. Robert J. Shapiro’s Form 3 and Form 4 filed February 28, 2020, and Joel G. Weight’s Form 3 and Form 4 filed February 24, 2020.

Householding

Stockholders who share an address may receive only a single copy of the proxy statement, notice of internet availability and Form 10-K, unless the Company has received contrary instructions from one or more of the stockholders. This is known as householding. Stockholders who desire either to receive multiple copies of these materials, or to receive only a single copy in the future, should contact their broker or other nominee or, if a

54 | 2021 Proxy Statement

Other Information / Certain Relationships and Related Party Transactions

stockholder of record, the Company at the address shown below. We will promptly deliver a separate copy of any of these materials to any stockholder who contacts our investor relations department at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.

Stockholders of record residing at the same address and currently receiving multiple copies of the proxy materials may contact our registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), to request that only a single copy of the proxy materials be mailed in the future. You may contact Computershare by phone at (877) 373-6374 or by first class/registered/certified mail at Computershare Investor Services, PO BOX 505000, Louisville, KY 40233-5000 or courier service at Computershare Investor Services, 462 South 4th Street Suite 1600, Louisville, KY 40202.

Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting

Stockholders may nominate directors for election at an annual meeting or at a special meeting at which directors are to be elected, provided that the nomination satisfies the requirements set forth in the Company’s Bylaws. As summarized below, the Bylaws provide that in order for a stockholder nomination to be properly made, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such nomination. As summarized below, the advance notice provisions require a stockholder to give timely notice of a director nomination in proper written form to the Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws.

For a stockholder to give timely notice of a director nomination for an annual meeting, the notice must be received by the Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure (as defined in the Bylaws) of the date of such annual meeting was first made. Director nominations to be made at the 2022 annual meeting of stockholders must be received by the Secretary of the Company at the Company’s principal executive offices not earlier than January 13, 2022 nor later than February 12, 2022.

For a stockholder to give timely notice of a director nomination for a special meeting at which directors are to be elected, the notice must be received by the Secretary at the Company’s principal executive offices not earlier than the 120th day prior to such special meeting and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made.

To be in proper written form, a stockholder’s notice to the Secretary of the Company must set forth all of the information required by our Bylaws, including (i) as to each Nominating Person (as defined in our Bylaws) certain information about each Nominating Person, (ii) as to each Nominating Person, certain information about Disclosable Interests, as defined in our Bylaws, and (iii) certain information about each person whom a Nominating Person proposes to nominate for election as a director, as specified in our Bylaws. In addition, the Company may require any proposed nominee to furnish such other information (i) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with applicable requirements or (ii) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws. In addition to the requirements of our Bylaws, each Nominating Person must comply with all applicable requirements of the Exchange Act.

2021 Proxy Statement | 55

Other Information / Certain Relationships and Related Party Transactions

The requirements for providing advance notice of a director nomination as summarized above are qualified in their entirety by our Bylaws, which we recommend that you to read in order to comply with the requirements for making a director nomination. You may contact the Company’s Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws filed with the SEC on February 26, 2021 as Exhibit 3.2 to our Annual Report on Form 10-K, available at https://www.sec.gov. In addition to the requirements of our Bylaws, each Proposing Person (as defined in our Bylaws) must comply with all applicable requirements of the Exchange Act.

Procedure for Submitting Other Matters at an Annual Meeting

Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act and included in the notice of meeting given by or at the direction of the Board of Directors, for all other matters not included in our proxy materials to be properly brought before the next annual meeting of stockholders of the Company, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Secretary of the Company, in compliance with the procedures and along with the other information required by our Bylaws. As summarized below, the Bylaws provide that in order for stockholder business to be properly brought before an annual meeting by a stockholder, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such business. In addition, such stockholder must have given timely notice of the proposed business and related matters in proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws. Stockholders are not permitted to propose business to be brought before a special meeting of the stockholders.

To be timely, a stockholder proposal must be received by the Secretary of the Company at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholder proposals to be presented at the 2022 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 13, 2022 nor later than February 12, 2022.

To be in proper written form, a stockholder’s proposal delivered to the Secretary of the Company must set forth as to each matter of business the stockholder intends to bring before the annual meeting the information specified in our Bylaws, including (i) certain information about each Proposing Person (as defined in our Bylaws), (ii) certain information about Disclosable Interests, as defined in our Bylaws and (iii) certain information about the proposed business and related matters as required by our Bylaws. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws.

The requirements for providing advance notice of stockholder business as summarized above are qualified in their entirety by our Bylaws, which we recommend that you to read in order to comply with the requirements for bringing a proposal.

Procedure for Submitting Rule 14a-8 Stockholder Proposals

Any stockholder proposal intended to be included in the Company’s proxy statement for the next annual meeting of stockholders of the Company pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of

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Other Information / Certain Relationships and Related Party Transactions

the Company at the Company’s principal executive offices not later than December 1, 2021. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials. Upon such an occurrence, the Company will publicly announce the deadline for submitting a proposal by means of disclosure in a press release or in a document filed with the SEC. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.

Other Matters That May Come Before the Annual Meeting

The Board knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of Overstock and its stockholders.

By Order of the Board,

Allison H. Abraham Chairwoman of the Board of Directors

March 25, 2021

Midvale, Utah

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Annex A

OVERSTOCK.COM, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

(Effective as of May 13, 2021)

1.

Purpose. The purpose of this Overstock.com, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is to provide Eligible Employees of the Participating Company Group with an opportunity to acquire Common Stock of the Company at a discount through accumulated payroll deductions. The Company intends (but makes no undertaking or representation to maintain) that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, and the provisions of the Plan shall be so construed.

2.	Definitions and Construction.

2.1      Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)        “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, references to the “Board” herein also means such Committee(s).

(b)        “Change of Control” means the occurrence of any of the following events:

i.          Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

ii.          The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

iii.        A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are members of the Board as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

iv.        The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding anything herein to the contrary, and only to the extent that a Purchase Right is subject to Section 409A of the Code and exercise or settlement of such Purchase Right pursuant to the application of the definition of “Change of Control” above would cause such Purchase Right not to otherwise comply with Section 409A of the Code, exercise or settlement of such Purchase Right may occur upon a “Change of Control” only to the extent that the event constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company under Section 409A of the Code.

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(c)        “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any applicable regulations promulgated thereunder.

(d)        “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(e)        “Common Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(f)        “Company” means Overstock.com, Inc., a Delaware corporation, or any successor corporation thereto.

(g)        “Compensation” means, with respect to any Offering Period, base wages or salary, overtime, bonuses, commissions, shift differentials, payments for paid time off, payments in lieu of notice, and compensation deferred under any program or plan, including, without limitation, pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include moving allowances, payments pursuant to a severance agreement, termination pay, relocation payments, sign-on bonuses, any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above. The Board shall have discretion to determine the application of this definition to Participants on payrolls outside the United States; provided, however, that such discretion shall be exercised on a uniform and nondiscriminatory basis for Participants to the extent required under applicable law.

(h)        “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(i)        “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. All such determinations by the Company shall be, for purposes of an individual’s participation in or other rights under the Plan as of the time of the Company’s determination, final, binding and conclusive, notwithstanding that the Company, an arbitrator or any governmental agency subsequently makes a contrary determination.

(j)        “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

i.          If the Common Stock is listed on any national securities exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

ii.         If the Common Stock is not listed on a national securities exchange but is traded on another recognized trading market (or if traded on more than one recognized trading market, the recognized trading market selected by the Board), including an alternative trading system, the last sales price reported by the recognized trading market; or

iii.        If the Common Stock is not listed on a national securities exchange or traded on a recognized trading market, the Fair Market Value shall be determined in good faith by the Board.

(k)        “Offering” means an offering of Common Stock as provided in Section 6.

(l)        “Offering Date” means, for any Offering Period, the first day of such Offering Period.

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(m)        “Offering Period” means a period established in accordance with Section 6.1.

(n)        “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(o)        “Participating Company” means the Company or any Subsidiary designated by the Board as a corporation the Employees of which may, if eligible, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Subsidiaries shall be Participating Companies.

(p)        “Participating Company Group” means, at any point in time, the Company and any other Subsidiary that is then Participating Companies.

(q)        “Purchase Date” means, for any Purchase Period, the last day of such period.

(r)        “Purchase Period” means a period established in accordance with Section 6.2.

(s)        “Purchase Price” means the price at which a share of Common Stock may be purchased under the Plan, as determined in accordance with Section 9.

(t)      “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Common Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Common Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

(u)        “Subscription Agreement” means a written, including electronic, agreement in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation.

(v)        “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(w)        “Subsidiary” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2      Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.

3.1      Administration. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2      Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has actual authority with respect to such matter, right, obligation, determination or election.

3.3      Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such

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rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, and (d) a payroll deduction greater than or less than the amount designated by a Participant, or the acceptance by the Company of a direct payment from a Participant, in each case, in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code.

3.4      Exculpation and Indemnification. No member of the Board or the Committee or any officer of the Company acting pursuant to Section 3.2 (each such person, a “Covered Person”) shall have any liability to any person (including any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Purchase Right. Each Covered Person shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Purchase Right and (b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, or Amended and Restated Bylaws, as may be amended from time to time, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

3.5      Non-Uniform Determinations. By electing to participate in the Plan, each Participant acknowledges and agrees that, subject to the requirements of Section 423 of the Code, the Board, the Committee and the Company may make non-uniform determinations and that determinations may vary by Participant and waives any claim that a determination affected such Participant differently from other Participants. Each Participant acknowledges that, except to the extent otherwise required for the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code, that such Participant had no right to participate in the Plan or to receive any Purchase Right and agrees not to bring any claim, action or proceeding with respect to the terms or conditions of any Purchase Right.

4.	Shares Subject to Plan.

4.1      Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, and effective upon approval by the stockholders of the Company, the maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be three million (3,000,000) and shall consist of authorized but unissued or reacquired shares of Common Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or cancelled, the shares of Common Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

4.2      Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or other change in the capital structure of the Company of a concentrating or dilutive nature, or in the event of any merger, sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. Notwithstanding the foregoing, unless the Board

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determines otherwise, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number and the resulting Purchase Price shall be rounded up to the next cent. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.	Eligibility.

5.1      Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a)        Any Employee who is customarily employed by the Participating Company Group for less than twenty (20) hours per week;

(b)        Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; or

(c)        Any Employee who is subject to the rules or laws of a foreign jurisdiction that would prohibit grant of a Purchase Right to any such Employee or the compliance with which would cause the Plan or an Offering to violate Section 423 of the Code.

5.2      Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own stock or hold options to purchase stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.	Offerings.

6.1      Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by Offerings of up to approximately twenty-four (24) months duration or such other duration as the Board shall determine. Offering Periods shall commence on or about March 1 and September 1 of each year and end on or about the second February 28 (or February 29 in a leap year) and August 31, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Offering Periods or different commencing or ending dates for such Offering Periods (including for the initial Offering Period under the Plan); provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchange or recognized trading market on which the Common Stock is traded is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period. For purposes of the Plan, the Board may designate separate Offerings under the Plan (the terms of which need not be identical) in which Participants of one or more Participating Companies will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. Each Participating Company can participate in a separate Offering from any other Participating Company. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

6.2      Purchase Periods. Each Offering Period shall consist of four (4) consecutive Purchase Periods of approximately six (6) months duration, or such other number or duration as the Board shall determine. A Purchase Period commencing on or about March 1 shall end on or about the next August 31. A Purchase Period commencing on or about September 1 shall end on or about the next February 28 (or February 29 in a leap year). Notwithstanding the foregoing, the Board may establish a different duration for one or more future Purchase Periods or different commencing or ending dates for such Purchase Periods. If the first or last day of a Purchase Period is not a day on which the national securities exchange or recognized trading market on which the Common Stock is traded is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

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7.	Participation in the Plan.

7.1      Initial Participation. An Eligible Employee may become a Participant in an Offering Period by submitting a properly completed Subscription Agreement to the Company or its designee, in accordance with electronic or other procedures established by the Company, not later than the close of business on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not submit a properly completed Subscription Agreement to the Company or its designee on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently submits a properly completed Subscription Agreement to the Company or its designee on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee on or after the Offering Date of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period. For these purposes, a Subscription Agreement is submitted to the Company only upon receipt by the Company during normal business hours on a business day.

7.2      Continued Participation. A Participant shall automatically participate in the next Offering Period commencing after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section 7.2, is not required to submit an additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan, unless requested by the Company for legal or administrative reasons and provided that participation in the Plan in any subsequent Offering Period will be governed by the terms and conditions of the Plan in effect at such time. However, a Participant may submit a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement. Eligible Employees may not participate simultaneously in more than one Offering.

8.	Right to Purchase Shares.

8.1      Grant of Purchase Right. On the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase shares of Common Stock up to a maximum number of shares of Common Stock as may be determined by the Board, subject to the limitations set forth in Section 8.2. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

8.2      Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Purchase Right shall entitle a Participant to purchase shares of Common Stock under the Plan at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds twenty-five thousand dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right has been outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.2 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

9.

Purchase Price. The Purchase Price at which each share of Common Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Common Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Common Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Common Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Common Stock on the Purchase Date.

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10.

Accumulation of Purchase Price through Payroll Deduction. Shares of Common Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1      Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each payday during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering) or more than twenty-five percent (25%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

10.2      Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3      Election to Change or Stop Payroll Deductions. Unless otherwise provided by the Board for a future Offering Period, a Participant may only elect to decrease the rate of, or to stop, deductions from his or her Compensation during any on-going Offering Period, and may only increase his or her rate of deductions as to future Offering Periods; except however, that any increase to a Participant’s election approved by the Company as a result of the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan shall not be subject to these increase limitations. To decrease the rate of, or to stop, deductions from his or her Compensation, the Participant must submit to the Company or its designee, and the Company or its designee must receive during normal business hours on a business day, an amended Subscription Agreement authorizing such change on or before the Change Notice Date. The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants.

10.4      Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, unless otherwise required by the laws of the jurisdiction where the payroll deductions are taken, as determined by the Board.

10.5      No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan, unless otherwise required by the laws of the jurisdiction where the payroll deductions are taken, as determined by the Board.

10.6      Administrative Errors. Notwithstanding the above, in the case of an administrative error by the Company, the Company may choose to accept a direct payment from a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code.

11.	Purchase of Shares.

11.1      Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of shares of Common Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Common Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Common Stock shall be purchased on a Purchase Date on behalf of a Participant

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whose participation in the Offering or the Plan has terminated before such Purchase Date. No fractional shares shall be issued pursuant to the exercise of Purchase Rights unless the Board establishes otherwise for a future Offering Period.

11.2      Pro Rata Allocation of Shares. In the event that the number of shares of Common Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Common Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Unless the Board establishes otherwise for a future Offering Period, any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3      Delivery of Shares. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant of the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse or spousal equivalent, or, if applicable, in the names of the heirs of the Participant. To the extent permitted by applicable law and the Company’s governing documents, the Company may refrain from issuing paper certificates and may instead cause the issuance of the shares to the Participant under this Plan to be recorded electronically on the books of the Company, the applicable transfer agent and/or broker, as applicable.

11.4      Return of Cash Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Common Stock on such Purchase Date, the Company may retain such amount in the Participant’s Plan account to be applied toward the purchase of shares of Common Stock in the subsequent Purchase Period or Offering Period, as the case may be.

11.5      Tax and Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquired under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax and withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. For the avoidance of doubt, any tax arising from the exercise of the Purchase Right or upon the disposition of shares, whether initially payable by the Participant or the Participating Company Group (each a “Stock Tax”), shall be paid by the Participant. Notwithstanding the foregoing, unless prohibited by applicable law, the Participating Company Group shall have the right, but shall not be obligated to, (a) withhold from the Participant’s compensation or other amount payable to a Participant or (b) withhold from the shares of Common Stock issuable upon exercise of a Participant’s Purchase Right or from the proceeds of a sale of shares of Common Stock the amount necessary to satisfy any Stock Tax and/or withholding obligations. If the Participant’s compensation is not sufficient to meet the Stock Tax and/or withholding obligation, the Participating Group Company shall be under no obligation to deliver the shares of Common Stock until the Participant has made adequate provisions for payment of the Stock Tax and/or withholding obligations.

11.6      Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7      Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Common Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

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12.	Withdrawal from Offering or Plan.

12.1      Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and submitting to the Company or its designee, and the Company or its designee must receive during normal business hours on a business day, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws from the Plan after the Purchase Date of a Purchase Period, the withdrawal shall not affect shares of Common Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company or its designee a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2      Automatic Withdrawal from an Offering. If the Fair Market Value of a share of Common Stock on a Purchase Date other than the final Purchase Date of an Offering is less than the Fair Market Value of a share of Common Stock on the Offering Date of the Offering, then every Participant automatically shall (a) be withdrawn from such Offering at the close of such Purchase Date and (b) after the acquisition of shares of Common Stock for the Purchase Period, be enrolled in the Offering commencing immediately subsequent to such Purchase Date.

12.3      Return of Payroll Deductions. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1 or automatic withdrawal from an Offering pursuant to Section 12.2, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Common Stock (except, in the case of an automatic withdrawal pursuant to Section 12.2, the cash balance in the Participant’s Plan account that is less than that necessary to purchase an additional whole share as provided in Section 11.4) shall be returned as soon as practicable after the withdrawal, without the payment of any interest (unless required by applicable law), to the Participant, and the Participant’s interest in the Plan or the Offering, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

13.

Termination of Employment or Eligibility; Transfer of Employment. Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13 (unless required by applicable law). A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

The Board may establish rules to govern transfers of employment among any Participating Companies, consistent with any applicable requirements of Section 423 of the Code and the terms of the Plan. In addition, the Board may establish rules to govern transfers of employment among any Participating Companies where such companies are participating in separate Offerings under the Plan.

14.

Change of Control. In the event of a Change of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), shall assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under outstanding Purchase Rights, prior to the Change of Control, the Board shall determine whether (i) the Purchase Date of the then current Purchase Period shall be accelerated to a date specified by the Board that occurs before the date of the Change of Control or (ii) any accumulated payroll deductions for any open Offering Period shall be refunded to the applicable Participant (without interest, unless required by applicable law) prior to the Change of Control.

15.

Nontransferability of Purchase Rights. A Purchase Right may not be assigned, pledged, fractionalized, hypothecated or otherwise transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

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16.

Restrictions on Issuance of Purchase Rights and Shares. The grant of Purchase Rights and the issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations or the requirements of any national securities exchange or recognized trading market upon which the Common Stock may then be listed or traded. In addition, no Purchase Right may be exercised unless (a) a registration statement under the U.S. Securities Act of 1933, as amended (the “Act”), shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body or authority having jurisdiction the authority, if any, deemed by the Company in good faith to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.

Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the delivery of shares of Common Stock to the Participant as provided in Section 11.3. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are delivered, except as provided in Section 4.2. Nothing herein creates an employment relationship between the Participant and any member of the Participating Group Company where such relationship does not otherwise exist, nor shall anything herein confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18.

Legends. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of any of the certificates representing shares of Common Stock (or by notation for any book-entry shares) issued under the Plan, including but not limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

19.

Notification of Sale of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the grant date for such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (or, if elected by the Participant, in the name of the Participant and his or her spouse or spousal equivalent but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that any certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

20.

Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof during normal business hours on a business day.

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21.

Amendment or Termination of the Plan. The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Common Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan, would change the definition of the corporations that may be designated by the Board as Participating Companies or would otherwise be required under any applicable law, regulation or rule.

22.

Continuation of Plan Terms as to Outstanding Purchase Rights. The terms of the Plan prior to amendment (other than the maximum aggregate number of shares of Common Stock issuable thereunder) shall remain in effect and apply to all Purchase Rights granted pursuant to the Plan prior to amendment, except to the extent the amendment is required to comply with applicable law, regulation or rule.

23.	Code Section 409A. Purchase Rights granted under the Plan are intended to be exempt from the application of Section 409A of the Code under U.S. Treasury Regulation Section 1.409A-1(b)(5(ii).

24.	Arbitration.

24.1      It shall be a condition of each Purchase Right that any dispute, controversy or claim between the Company and a Participant, arising out of or relating to or concerning the Plan or applicable Purchase Right, shall be finally settled by arbitration in Salt Lake City, Utah, before, and in accordance with the rules then obtaining of the American Arbitration Association (“AAA”) in accordance with the commercial arbitration rules of the AAA. Prior to arbitration, all claims maintained by the Participant must first be submitted to the Committee in accordance with any claims procedures as may be determined by the Committee. Any arbitration decision and/or award will be final and binding upon the parties and may be entered as a judgment in any appropriate court. Notwithstanding any applicable forum rules to the contrary, to the extent there is a question of enforceability of this provision arising from a challenge to the arbitrator’s jurisdiction or to the arbitrability of a claim, such question shall be decided by a court and not an arbitrator.

24.2      It shall be a condition of each Purchase Right that the Company and the Participant irrevocably submit to the exclusive jurisdiction of any state or Federal court located in Salt Lake City, Utah over any suit, action or proceeding arising out of or relating to or concerning the Plan or the Purchase Right that is not otherwise arbitrated or resolved according to Section 24.1. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. By accepting a Purchase Right, the Participant acknowledges that the forum designated by this Section 24.2 has a reasonable relation to the Plan, any applicable Purchase Right and to the Participant’s relationship with the Company. Notwithstanding the foregoing, nothing herein shall preclude the Company from bringing any suit, action or proceeding in any other court for the purpose of enforcing the provisions of this Section 24.2 or otherwise.

24.3      The agreement by the Participant and the Company as to forum is independent of the law that may be applied in the suit, action or proceeding and the Participant and the Company agree to such forum even if the forum may under applicable law choose to apply non-forum law. By accepting a Purchase Right, (a) the Participant waives, to the fullest extent permitted by applicable law, any objection which the Participant may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 24.2, (b) the Participant undertakes not to commence any action arising out of or relating to or concerning any Purchase Right in any forum other than a forum described in Section 24.2 and (c) the Participant agrees that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Participant and the Company.

24.4      By accepting a Participation Right, the Participant irrevocably appoints each General Counsel or Chief Legal Officer of the Company, or any person whom any General Counsel or Chief Legal Officer of the Company designates, as his or her agent for service of process in connection with any suit, action or proceeding arising

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out of or relating to or concerning this Plan or any Purchase Right which is not arbitrated pursuant to the provisions of Section 24.1, who shall promptly advise the Participant of any such service of process.

24.5      By accepting a Purchase Right, the Participant agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in this Section 24, except that the Participant may disclose information concerning such dispute, controversy or claim to the arbitrator or court that is considering such dispute, controversy or claim or to his or her legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

24.6      By accepting a Purchase Right, the Participant agrees to arbitrate all claims as described in this Section 24, in accordance with the arbitration procedure set forth in this Section 24, provided that nothing herein shall limit any right or obligation under applicable law or Company policy to provide truthful information to the appropriate judicial, regulatory, administrative, or governmental authority, or preclude a Participant from filing a charge with or participating in any investigation or proceeding conducted by a governmental authority. Nothing herein shall be construed as an agreement by either the Company or Participant to arbitrate claims on a collective or class basis. In addition, by accepting a Purchase Right, the Participant agrees that, to the fullest extent permitted by applicable law, no arbitrator shall have the authority to consider class or collective claims, to order consolidation or to join different claimants or grant relief other than on an individual basis to the individual claimant involved.

24.7      The Federal Arbitration Act governs interpretation and enforcement of all arbitration provisions under the Plan and the applicable Purchase Right, and all arbitration proceedings thereunder.

24.8      Nothing in this Section 24 creates a substantive right to bring a claim under U.S., Federal, state or local employment laws.

25.

Severability; Entire Agreement. If any of the provisions of this Plan or any Purchase Right is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. By accepting a Purchase Right, the Participant acknowledges that the Plan and any Purchase Right contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

26.

Governing Law. Except to the extent the Plan and any Purchase Rights hereunder are subject to the Code, the Plan and all Purchase Rights and actions taken hereunder and thereunder shall be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflict of laws.

27.

Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued.

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Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/OSTK or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OSTK Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2021 Annual Meeting Proxy Card A Proposals — The Board of Directors recommend a vote FOR the nominees listed in Proposal 1 (term to expire at the 2024 annual stockholder meeting), FOR Proposal 2 and FOR Proposal 3. 1. The election of two Class I directors of the Company, each to serve a term of three years. The Company’s Board of Directors intends to present Barclay F. Corbus and Jonathan E. Johnson III for election to the Board; For Withhold For Withhold 01—Barclay F. Corbus 02—Jonathan E. Johnson III IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. For Against Abstain 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and 3. The approval of the Overstock.com, Inc. 2021 Employee Stock Purchase Plan. Stockholders may consider and act upon any other matter properly coming before the annual meeting B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2021 The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://www.envisionreports.com/OSTK 1UPX + 03EVID

The 2021 Annual Meeting of Stockholders of Overstock.com, Inc. will be held on Thursday, May 13, 2021 at 1:00 p.m Mountain Time, virtually via the internet at www.meetingcenter.io/252579421. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — OSTK2021. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OSTK IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy/Voting Instructions — Overstock.com, Inc. Annual Stockholder Meeting — May 13, 2021 + Proxy Solicited by Board of Directors for Annual Meeting — May 13, 2021 The undersigned, having received the Proxy Statement and Notice of Annual Meeting, each dated March 25, 2021, hereby appoints Jonathan E. Johnson III and E. Glen Nickle, or either of them, as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”) to be held virtually at 1:00 p.m. Mountain Time on May 13, 2021, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, including all shares of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock, on all matters, including the election of any person to the Board in place of any nominee who is unable or unwilling to serve. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If the undersigned is a participant in the Overstock.com, Inc. 401(k) Plan, the undersigned hereby instructs the fiduciary of the Overstock.com, Inc. 401(k) Plan to vote, as designated on the reverse side, all shares of Overstock.com, Inc. that are credited to the account(s) of the undersigned (whether vested or not) in the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 13, 2021 and at any adjournment or postponement thereof. If no voting instructions are given, the Administrator of the 401(k) plan, which is composed of members of the Board of Directors including management personnel, may instruct the fiduciary to vote the shares. PLEASE COMPLETE, DATE AND SIGN THIS PROXY/VOTING INSTRUCTIONS ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.